UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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[   ]  Soliciting Material Pursuant to §240.14a-12

CNL Lifestyle Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CNL LIFESTYLE PROPERTIES, IN.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

April 29, 2013

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of CNL Lifestyle Properties, Inc. (the “Company”) on Thursday, June 27, 2013 at 10:30 a.m. Eastern Time, at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “2013 Annual Meeting”). The Company’s board of directors (the “Board”) and executive officers look forward to greeting you personally. Enclosed for your review are the proxy card, the proxy statement with the notice setting forth the business to come before the 2013 Annual Meeting and the Company’s 2012 annual report to shareholders.

In the accompanying proxy statement, the Board is requesting that you consider (i) the election of five directors; (ii) the approval of the amendment and restatement of the Company’s charter (the “Charter”) as more fully described in the accompanying proxy statement; (iii) the approval of an amendment and restatement of the Company’s bylaws (the “Bylaws”) as more fully described in the accompanying proxy statement; and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013.

The Board unanimously recommends that you vote “FOR ALL” to elect each of the nominated directors; “FOR” approval of the amendment and restatement of the Charter; “FOR” approval of the amendment and restatement of the Bylaws; and “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013.

Your vote is critical. Regardless of the number of shares you own in the Company, it is very important that your shares be represented. You may authorize your proxy by Internet or telephone or vote by mailing your completed proxy card. Please authorize your proxy today. Authorizing a proxy will ensure your representation at the 2013 Annual Meeting if you choose not to attend and vote in person. Thank you for your attention to this matter.

Sincerely,

James M. Seneff, Jr.
Chairman of the Board

Stephen H. Mauldin
President and Chief Executive Officer

CNL LIFESTYLE PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

2013 Annual Meeting to be held June 27, 2013

To Our Stockholders:

Notice is hereby given that the annual meeting of stockholders of CNL Lifestyle Properties, Inc., a Maryland corporation (the “Company”), will be held at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 on June 27, 2013 at 10:30 a.m. Eastern Time (such meeting, and any adjournment or postponement thereof, the “2013 Annual Meeting”) for the following purposes:

1.	To consider and vote upon the election of five (5) directors of the Company for terms expiring at the 2014 Annual Meeting of stockholders and until their successors are duly elected and qualify;

2.	To consider and vote upon the approval of the amendment and restatement of the Company’s charter as more fully described in the accompanying proxy statement;

3.	To consider and vote upon the approval of the amendment and restatement of the Company’s bylaws as more fully described in the accompanying proxy statement;

4.	To consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Company’s Board of Directors does not know of any matters that may be voted upon at the 2013 Annual Meeting other than the matters set forth in the first four proposals listed above.

Only stockholders of record at the close of business on April 1, 2013 are entitled to notice of, and to vote at, the 2013 Annual Meeting.

Stockholders are cordially invited to attend the 2013 Annual Meeting in person. All stockholders, whether or not they plan to attend the 2013 Annual Meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also authorize your proxy by Internet or telephone by following the instructions on the proxy card. It is important that your shares be voted. By authorizing your proxy promptly, you can help the Company avoid additional expenses to ensure that a quorum is met so the 2013 Annual Meeting can be held. If you decide to attend the 2013 Annual Meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,
Holly J. Greer
April 29, 2013 Orlando, Florida	Secretary

PROXY STATEMENT

EXHIBIT A – ARTICLES OF AMENDMENT AND RESTATEMENT OF CNL LIFESTYLE PROPERTIES, INC.

EXHIBIT B – AMENDED AND RESTATED BYLAWS OF CNL LIFESTYLE PROPERTIES, INC.

1

ANNEX 1 – 2013 FORM OF PROXY

ANNEX 2 – VOTING REMINDER FLYER

2

CNL LIFESTYLE PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(800) 522-3863

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished by the board of directors (the “Board”) of CNL Lifestyle Properties, Inc., Maryland corporation (the “Company”), in connection with the solicitation by the Board of proxies to be voted at the annual meeting of stockholders to be held at 10:30 a.m. Eastern Time on June 27, 2013 at the Company’s offices located at CNL Center at City Commons, 450 South Orange Avenue, 12th Floor, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “2013 Annual Meeting”) for the purposes set forth in the accompanying notice of such meeting. Only stockholders of record at the close of business on April 1, 2013 (the “Record Date”) will be entitled to notice of, and to vote at, the 2013 Annual Meeting. This proxy statement, the proxy card and the notice setting forth matters upon which stockholders are entitled to vote and the 2012 annual report are first being mailed to stockholders on April 29, 2013.

As of April 1, 2013, there were                    shares of common stock of the Company outstanding and entitled to vote. As of the Record Date, officers and directors of the Company had the power to vote, as determined by the rules of the U.S. Securities and Exchange Commission (the “Commission”), less than 1% of the outstanding shares of common stock.

Proxy and Voting Procedures

Your vote is important. You can save the Company the expense of a second mailing by authorizing your proxy promptly.

A proxy card is enclosed for your use. Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. Authorizing your proxy will not limit your right to vote at the 2013 Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the 2013 Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the 2013 Annual Meeting. If you authorize your proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted (i) “FOR ALL” to elect the five nominees for director named herein; (ii) “FOR” approval of the amendment and restatement of the Company’s charter (the “Charter”); (iii) “FOR” the approval of the amendment and restatement of the Company’s bylaws (the “Bylaws”); and (iv) “FOR” ratification of the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013. With respect to any other business that may properly come before the stockholders for any vote at the 2013 Annual Meeting, your shares will be voted in the discretion of the proxy holder.

Quorum; Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the 2013 Annual Meeting. If a share is represented for any purpose at the 2013 Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. The presence, in person or by proxy, of the holders of 50% of the outstanding shares of common stock entitled to vote at the 2013 Annual Meeting constitutes a quorum. A stockholder may withhold his or her vote in the election of directors or may abstain with respect to each other item submitted for stockholder approval. Withheld votes, abstentions and “broker non-votes” will be counted as present and entitled to vote for purposes of determining the existence of a quorum, but will not be counted as votes cast. A broker non-vote occurs when a broker has not received voting instructions from the beneficial owner of shares held in street name and the broker does not have discretionary authority to vote uninstructed shares on non-routine matters.

The affirmative vote of a majority of the shares represented in person or by proxy at the 2013 Annual Meeting is required for the election of each director, provided a quorum is present. Abstentions, broker non-votes and withheld votes will have the effect of a vote against each nominee for director.

The affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting is required for the approval of the proposal to amend the Charter set forth in Proposal II-A below. The affirmative vote of two-thirds of the outstanding shares entitled to vote at the 2013 Annual Meeting is required for the approval of the proposal to amend the Charter set forth in Proposal II-B below. The affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting is required for the approval of the amendment and restatement of the Bylaws. Abstentions and broker non-votes will have the effect of a vote against such proposals.

The affirmative vote of a majority of the votes cast in person or by proxy at the 2013 Annual Meeting is required for the ratification of the Board’s appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013, provided a quorum is present. Abstentions will have no effect on the outcome of the proposal. Because brokers have discretionary authority to vote on routine proposals, there will not be any broker non-votes with respect to the ratification of the appointment of the Company’s independent registered public accounting firm.

If sufficient votes for approval of any of the matters to be considered at the 2013 Annual Meeting have not been received prior to the meeting date, the Company intends to postpone or adjourn the 2013 Annual Meeting in order to solicit additional votes with respect to that matter. The form of proxy the Company is soliciting requests authority for the proxies, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the 2013 Annual Meeting. At any postponed or adjourned meeting, the Company will vote any proxies received in the same manner described in this Proxy Statement with respect to the original meeting.

Proxy Authorization by Internet or Telephone

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access also may authorize proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If you have questions about authorizing your proxy by telephone or Internet, call Broadridge Investor Communications Solutions, Inc., the Company’s proxy solicitor (“Broadridge”), toll free at 1-877-780-4190.

Please refer to the enclosed proxy card for instructions on how to authorize your proxy. If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Revocation of Proxies

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is being revoked, (2) by presentation before or at the 2013 Annual Meeting of a subsequent proxy properly executed by the person executing the prior proxy, or (3) by attendance at the 2013 Annual Meeting and voting in person.

Solicitation Expenses

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors and officers of the Company, or certain employees of CNL Capital Markets Corp., CNL Securities Corp., and affiliates of the Company’s advisor, CNL Lifestyle Advisor Corporation (the “Advisor”), without special compensation therefor. The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for a base fee of approximately $2,500, plus additional fees per contact with stockholders, subject to a maximum fee of $118,694.00, and for reimbursement of reasonable out-of-pocket expense and for reimbursement of reasonable out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Notice of Internet Availability of Proxy Materials

In accordance with the Commission’s rules and regulations, in addition to mailing printed copies of proxy materials to stockholders, the Company is also providing access to these materials via the Internet. As more fully described on the proxy card, stockholders may access and review the Company’s proxy materials, authorize their proxies and/or elect to receive next year’s proxy materials electronically via the web address provided below.

This Proxy Statement and the Company’s 2012 Annual Report to

Shareholders are available at www.proxyvote.com.

Where to Obtain More Information

The mailing address of the principal executive offices of the Company is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801. Notices of revocation of proxies should be sent to the attention of the Company’s Secretary, Holly J. Greer, at this address.

The Company makes available free of charge on its website www.cnllifestylereit.com the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Annual Report on Form 10-K”), as well as all other filings as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the Commission.

A copy of the Company’s 2012 Annual Report on Form 10-K that was filed with the Commission will be furnished without the accompanying exhibits to stockholders without charge upon written request sent to the Company’s Secretary, Holly J. Greer, at the Company’s offices. Each such request must set forth a good faith representation that as of April 1, 2013, the person making the request was the beneficial owner of common stock entitled to vote at the 2013 Annual Meeting. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to the Company’s 2012 Annual Report on Form 10-K.

A copy of the Company’s Annual Report to Shareholders for the year ended December 31, 2012 (the “2012 Annual Report to Shareholders”), accompanies this proxy statement.

PROPOSAL I

ELECTION OF DIRECTORS

Nominees for Election to the Board of Directors

The persons named below have been nominated by the Board for election as directors to serve until the 2014 Annual Meeting of stockholders and until their successors have been elected and qualify. A majority of the Company’s directors are required to be independent, as that term is defined in the Charter and as set forth below under “Board Leadership Structure: Independence and Role in Risk Oversight” (the “Independent Directors”). James M. Seneff, Jr. has been a director since the Company’s inception in August 2003. Thomas K. Sittema has served as a director since April 13, 2012. Dr. Bruce Douglas and Robert J. Woody have served as Independent Directors since March 4, 2004. Adam Ford has served as an Independent Director since October 26, 2012.

Set forth below is each nominee’s name, age, principal occupation or employment during the periods indicated and other biographical information.

In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote for the election of such other person in the place of such nominee(s) for the office of director as the Board may recommend. The affirmative vote of a majority of all of the shares represented in person or by proxy at the 2013 Annual Meeting is required for the election of directors.

The Company’s officers and directors that own shares of common stock have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees.

Set forth below is each nominee’s name, age, principal occupation or employment during the periods indicated, and other biographical information.

The Board unanimously recommends a vote “FOR ALL” to elect each of the following nominees to the Board:

James M. Seneff, Jr.

Thomas K. Sittema

Bruce Douglas

Robert J. Woody

Adam Ford

Directors and Executive Officers as of April 29, 2013.

Name	Age	Position

James M. Seneff, Jr.	66	Director and Chairman of the Board
Thomas K. Sittema	54	Director and Vice Chairman of the Board
Bruce Douglas	80	Independent Director
Robert J. Woody	69	Independent Director
Adam Ford	40	Independent Director
Stephen H. Mauldin	44	President and Chief Executive Officer (Principal Executive Officer)
Joseph T. Johnson	38	Senior Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)
Ixchell C. Duarte	46	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)
Holly J. Greer	41	Senior Vice President, General Counsel and Secretary

James M. Seneff, Jr.  Chairman of the Board and Director.  Mr. Seneff has served as the chairman of the Board and a director since the Company’s inception in 2003. He has served as a director of the Company’s current Advisor, CNL Lifestyle Advisor Corporation (December 2010 to present), and as a director of the managing member of the Company’s former advisor, CNL Lifestyle Company, LLC (2003 to December 2010). Mr. Seneff has also served as the chairman of the board and a director of CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a real estate investment trust (“REIT”), since its inception in June 2010 and a director of its advisor since its inception in June 2010; chairman of the board and a director of CNL Growth Properties, Inc., a public, non-traded REIT, since its inception in December 2008, and chairman of the board and a manager of its advisor, CNL Global Growth Advisors, LLC, since its inception in December 2008; and chairman of the board and a director of Global Income Trust, Inc., a public, non-traded REIT, since its inception in March 2009, and a manager of its advisor, CNL Global Income Advisors, LLC, since its inception in December 2008.

Mr. Seneff is the sole member of CNL Holdings, LLC (“CNL Holdings”) and has served as the chairman, chief executive officer and/or president of several of CNL Holdings’ subsidiaries, including executive chairman (January 2011 to present), chairman (1988 to January 2011), chief executive officer (1995 to January 2011) and president (1980 to 1995) of CNL Financial Group, Inc., the Company’s sponsor (“CNL” or the “Sponsor”), and chief executive officer and president (2008 to present) of CNL Financial Group, LLC, a diversified real estate company. Mr. Seneff serves or has served on the board of directors of the following CNL Holdings’ affiliates: CNL Hotels & Resorts, Inc., a public, non-traded REIT (1996 to April 2007), and its advisor, CNL Hospitality Corp. (1997 to June 2006 (became self-advised)); CNL Retirement Properties, Inc., a public, non-traded REIT, and its advisor, CNL Retirement Corp. (1997 to October 2006); CNL Restaurant Properties, Inc., a public, non-traded REIT, and its advisor (1994 to 2005 (became self-advised)); National Retail Properties, Inc., a publicly traded REIT (1994 to 2005); Trustreet Properties, Inc. (“Trustreet”), a publicly traded REIT (2005 to February 2007); CNL Securities Corp., a FINRA-registered broker-dealer (1979 to present); and CNL Capital Markets Corp. (1990 to present). Mr. Seneff is also the chairman and a principal stockholder of CNLBancshares, Inc. (1999 to present), which owns CNLBank. Mr. Seneff received his B.A. in business administration from Florida State University.

As a result of these professional and other experiences, Mr. Seneff possesses particular knowledge of real estate acquisition, ownership and dispositions in a variety of public and private real estate investment vehicles. This experience strengthens the Board’s collective knowledge, capabilities and experience. Mr. Seneff is principally responsible for overseeing the formulation of the Company’s strategic objectives.

Thomas K. Sittema.  Vice Chairman of the Board and Director.  Mr. Sittema has served as the vice chairman of the Board and a director since April 2012. Mr. Sittema served as the Company’s chief executive officer from September 2011 to April 2012 and since September 2011 has served as chief executive officer of the Advisor. Mr. Sittema also serves as vice chairman of the board of CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a REIT (April 2012 to present). He served as chief executive officer of CNL Healthcare Properties, Inc. from September 2011 to April 2012 and has served in that position for its advisor since September 2011. Mr. Sittema has served as chief executive officer (January 2011 to present) and vice president (October 2009 to January 2011) of the Company’s Sponsor, CNL.

Mr. Sittema has also served as chairman and a member of the board of directors of Corporate Capital Trust, Inc., a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (October 2010 to present). Mr. Sittema has also served in various roles with Bank of America Corporation and predecessors, including NationsBank, NCNB and affiliate successors (1982 to October 2009). Most recently while at Bank of America Corporation Merrill Lynch, he served as managing director of real estate, gaming, and lodging investment banking. Mr. Sittema joined the real estate investment banking division of Banc of America Securities at its formation in 1994 and initially assisted in the establishment and build-out of the company’s securitization/permanent loan programs. He also assumed a corporate finance role with the responsibility for mergers and acquisitions, or M&A, advisory and equity and debt capital raising for his client base. Throughout his career, Mr. Sittema has led numerous M&A transactions, equity offerings and debt transactions including high grade and high-yield offerings, commercial paper and commercial mortgage-backed security conduit originations and loan syndications. Mr. Sittema received his B.A. in Business Administration from Dordt College, and an M.B.A. with a concentration in Finance from Indiana University.

As a result of these professional and other experiences, Mr. Sittema possesses particular knowledge of real estate acquisition, ownership and disposition, which strengthens the Board’s collective knowledge, capabilities and experience.

Bruce Douglas.  Independent Director.  Dr. Douglas joined the Board as an Independent Director in 2004. He has also served as an independent director of CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a REIT, since October 2010. Dr. Douglas founded and has been the chief executive officer of Harvard Development Company, a real estate development organization specializing in urban revitalization and rejuvenation since 2001. Dr. Douglas was the president of Sterling College from 2005 through 2008. Dr. Douglas founded The Douglas Company, a construction and engineering firm, and was chairman and chief executive officer from 1975 to 2001. Dr. Douglas received his B.A. in physics from Kalamazoo College, a B.S. in civil engineering from the University of Michigan, an M.P.A. from Harvard University and a Ph.D. in history at the University of Toledo.

As a result of these professional and other experiences, Dr. Douglas possesses particular knowledge of real estate development and planning, which strengthens the Board’s collective knowledge, capabilities and experience.

Robert J. Woody.  Independent Director.  Mr. Woody joined the Board as an Independent Director in 2004. He served as an independent director of CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a REIT, from October 2010 until April 2012. He serves as a partner in Elgin Energy Partners, LLC, the general partner of a private equity limited partnership in Washington, D.C. (November 2008 to present). He also serves as chairman of Elgin Energy, LLC, an engineering, technology and exploration company located in Colorado (November 2008 to present). He served as deputy chairman and general counsel for Northstar Financial Services Ltd. (2005 through 2008) and as Chief Executive Officer of Northstar Consulting Group, Inc. (2004 through 2005). Mr. Woody was the executive vice president and general counsel for Northstar Companies, Inc., an international wealth management firm, from 2002 until 2004. Before joining Northstar Companies, Inc., Mr. Woody was a partner at the law firm of Shook, Hardy & Bacon, L.L.P. (1997 to 2002). Mr. Woody received a B.A. and a J.D. from the University of Kansas and undertook graduate legal study in international law at the University of Exeter, England.

As a result of these professional and other experiences, Mr. Woody possesses particular knowledge of business management and government relation, which strengthens the Board’s collective knowledge, capabilities and experience.

Adam J. Ford.  Independent Director and Audit Committee Financial Expert.  Mr. Ford joined the Board as an Independent Director in October 2012. He currently serves as the Board’s Audit Committee financial expert and the Audit Committee’s chairman. Since March 2011 and July 2010, respectively, Mr. Ford has served as both general manager and chief financial officer of Crosland, LLC, a privately held real estate asset management company in Charlotte, NC (“Crosland”). Mr. Ford is responsible for disposition, recapitalization, strategic investments, asset management and financial reporting. Prior to his current role, Mr. Ford was Crosland’s senior vice president of strategy and finance from September 2009 to June 2010. From February 2008 to August 2011, Mr. Ford served as chief operating officer of Crosland’s Southeastern Investment Fund, where he directed Crosland’s efforts in acquiring and enhancing the value of land investments as part of their joint venture with Northwestern Mutual Life Company. Prior to his involvement with the joint venture, Mr. Ford served Crosland as vice president of residential development from March 2007 to January 2008. From May 2004 to February 2007, Mr. Ford served as Crosland’s vice president of operations in the residential division where he directed the company’s 120 person property operations team which managed more than 30 properties and 5,000+ units. He was also responsible for the division’s existing project financing, fee managed portfolio, and acquisition/disposition strategy and execution, overseeing capital transactions totaling more than $120 million. Mr. Ford was previously a consultant from 2002 to 2004 with Bain & Company located in Atlanta, GA where he provided strategic input to various clients in a variety of industries. Prior to that, Mr. Ford was an account executive in customer business development at The Procter & Gamble Company from 1994 to 2000. Mr. Ford received a B.S. in business administration from the University of North Carolina at Chapel Hill and a Masters in business administration from Harvard Business School.

As a result of these professional and other experiences, Mr. Ford possesses particular knowledge of business management and government relations, which strengthens the Board’s collective knowledge, capabilities and experience.

Stephen H. Mauldin.  President and Chief Executive Officer.  Mr. Mauldin has served as the Company’s chief executive officer since April 2012. Mr. Mauldin has also served as president of the Company and the Advisor since September 2011. He also served as the chief operating officer of the Company from September 2011 to April 2012 and since September 2011 has held that position with the Advisor. He also serves as president since September 2011 of each of CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a REIT, and its advisor, chief executive officer of CNL Healthcare Properties, Inc. (since April 2012) and was the chief operating officer of each of CNL Healthcare Properties, Inc. (September 2011 to April 2012) and its advisor (September 2011 to the present).

Prior to joining the Company, Mr. Mauldin most recently served as chief executive officer, president and a member of the board of directors of Crosland, LLC, a privately held real estate development and asset management company headquartered in Charlotte, North Carolina, from July 2010 until March 2011. Mr. Mauldin originally joined Crosland, LLC in 2006 and served as its chief financial officer from July 2009 to July 2010 and as president of Crosland’s mixed-use and multi-used development division prior to his appointment as chief financial officer. Prior to joining Crosland, LLC, Mr. Mauldin was a co-founder and served as a partner of Crutchfield Capital, LLC, a privately held investment and operating company with a focus on small and medium-sized companies in the southeastern United States (1998 to June 2006). From August 1996 to January 1998, Mr. Mauldin held various positions in the capital markets group and the office of the chairman of Security Capital Group, Inc., which prior to its sale in 2002, owned controlling interests in 18 public and private real estate operating companies (eight of which were NYSE-listed) with a total market capitalization of over $26 billion. Mr. Mauldin graduated with a B.S. in finance from The University of Tampa and received an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University.

Joseph T. Johnson.  Senior Vice President, Treasurer and Chief Financial Officer.  Mr. Johnson has served as the Company’s treasurer since April 2012. Mr. Johnson has also served as the Company’s senior vice president since February 2007 and chief financial officer since August 2011 and was previously the Company’s vice president of accounting and financial reporting (January 2006 to February 2007) and vice president and chief accounting officer (February 2007 to August 2011). He served in comparable positions at CNL Lifestyle Properties, Inc.’s former advisor, CNL Lifestyle Company, LLC, and is currently serving as senior vice president of finance and chief accounting officer of the current Advisor. Mr. Johnson has also served as treasurer since April 2012, senior vice president since June 2010 and chief financial officer since August 2011 of CNL Healthcare Properties, Inc., a a public, non-traded company that intends to be taxed as a REIT. He previously served as its chief accounting officer (June 2010 to August 2011) and secretary (June 2010 to March 2011). Mr. Johnson has also served as chief accounting officer and senior vice president of finance of its advisor since March 2011. Mr. Johnson was previously employed by CNL Hospitality Corp. (2001 to 2005), the advisor to CNL Hotels and Resorts, Inc., most recently as vice president of accounting and financial reporting. Prior to that, he worked in the audit practice of KPMG LLP. Mr. Johnson is a certified public accountant. He received a B.S. in accounting and an M.S. in accounting from the University of Central Florida.

Ixchell C. Duarte.  Senior Vice President and Chief Accounting Officer.  Ms. Duarte has served as the Company’s senior vice president and chief accounting officer since March 2012, and previously served as the Company’s vice president (February 2012 to March 2012). Ms. Duarte has also served as senior vice president and chief accounting officer since March 2012 of CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a REIT, and was previously its vice president (February 2012 to March 2012). Since June 2012, Ms. Duarte has served as senior vice president and chief accounting officer of CNL Growth Properties, Inc., a public non-traded REIT, and since June 2012 she has served as senior vice president and chief accounting officer of Global Income Trust, Inc., a public non-traded REIT. Ms. Duarte served as controller at GE Capital, Franchise Finance, from February 2007 through January 2012 as a result of GE Capital’s acquisition of Trustreet Properties, Inc., a publicly traded REIT. Prior to that, Ms. Duarte served as senior vice president and chief accounting officer of Trustreet Properties, Inc. and served as senior vice president and controller of its predecessor CNL companies (2002 to February 2007). Ms. Duarte also served as senior vice president, chief financial officer, secretary and treasurer of CNL Restaurant Investments, Inc. (2000 to 2002) and as a director of accounting and then vice president and controller of CNL Fund Advisors, Inc. and other CNL Financial Group, Inc. affiliates (1995 to 2000). Prior to that, Ms. Duarte served as audit manager in the Orlando, Florida office of Coopers & Lybrand, where she serviced several CNL entities (1990 to 1995), and as audit staff in the New York office of KPMG (1988 to 1990). Ms. Duarte is a certified public accountant. She received a B.S. in accounting from the Wharton School of the University of Pennsylvania.

Holly J. Greer.  Senior Vice President, General Counsel and Secretary.  Ms. Greer has served as the Company’s senior vice president, general counsel and secretary since March 2011 and as senior vice president, legal affairs of the Advisor, since April 2011. Ms. Greer joined the Company in August 2006, when she initially served as acquisition counsel for the Company’s former advisor, CNL Lifestyle Company, LLC, until April 2007. From April 2007 until November 2009, Ms. Greer served as counsel to the Company’s former advisor, overseeing real estate and general corporate legal matters. Ms. Greer served as associate general counsel and vice president of the Company and its former advisor from November 2009 to March 2011. Ms. Greer has also served as senior vice president, general counsel and secretary of CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a REIT, since March 2011. She previously served as the Company’s vice president and associate general counsel (June 2010 to March 2011). Ms. Greer has also served as senior vice president, legal affairs of the Advisor since March 2011. Ms. Greer has served as a senior vice president, general counsel and secretary of CNL Growth Properties, Inc. and Global Income Trust, Inc., public, non-traded REITs, since August 2011 and as senior vice president and secretary of their advisors since August 2011. Prior to joining CNL Lifestyle Properties, Inc., Ms. Greer spent seven years in private legal practice, primarily at the law firm of Lowndes, Drosdick, Doster, Kantor & Reed, P.A., in Orlando, Florida. Ms. Greer is licensed to practice law in Florida and is a member of the Florida Bar Association and the Association of Corporate Counsel. She received a B.S. in communications and political science from Florida State University and her J.D. from the University of Florida.

Board Leadership Structure: Board Independence and Role in Risk Oversight

The Board is currently comprised of five directors, with Mr. Seneff serving as the chairman of the Board. The Bylaws allow the roles of chairman of the board and chief executive officer to be separated or combined, and the Board believes that it is appropriate to have these as separate positions at this time on account of the varying strengths, experiences and relationships of each of these individuals in the real estate industry. The chairman, Mr. Seneff, has unique knowledge, experience and relationships with the Board and management and within a broad spectrum of the real estate market, and his continued role as chairman provides significant value to the Company. Mr. Mauldin, the president and chief executive officer, has extensive experience and relationships in the sectors in which the Company acquires and owns real estate properties and the Board believes that these attributes are complementary to the strengths of Mr. Seneff.

For the year ended December 31, 2012, each of Dr. Douglas and Messrs. Ford, Folken and Woody served as Independent Directors. Mr. Folken served as an Independent Director since the Company’s inception until his death on May 28, 2012. Although the Company’s shares are not listed on the New York Stock Exchange, the Company applies the exchange’s standards of independence to its own outside directors and for the year ended December 31, 2012, each of Dr. Douglas Messrs. Ford, Folken and Woody met the definition of “independent” under Section 303A.02 of the New York Stock Exchange listing standards.

The Audit Committee focuses on the adequacy of the Company’s enterprise risk management and risk mitigation processes. The Audit Committee meets regularly to discuss the strategic direction and the issues and opportunities facing the Company in light of trends and developments in the REIT industry and general business environment. Throughout the year, the Board provides guidance to management regarding the Company’s strategy and helps to refine its operating plans to implement the Company’s strategy. Annually, the Audit Committee holds an extensive meeting with senior management, PricewaterhouseCoopers and internal audit dedicated to reviewing the categories of risk the Company faces, including any risk concentrations and risk interrelationships, as well as the likelihood of occurrence, the potential impact of those risks and mitigating measures. The involvement of the Audit Committee in setting the Company’s business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the president and chief executive officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and the Audit Committee providing oversight of risk management efforts.

Compensation of Independent Directors

During the year ended December 31, 2012, each Independent Director received a $45,000 annual fee for services as well as $2,000 per Board meeting attended, whether they participated by telephone or in person. Each Independent Director serving on the Audit Committee received $2,000 per Audit Committee meeting attended, whether they participated by telephone or in person. The Audit Committee Chair received an annual retainer of $10,000 in addition to Audit Committee meeting fees and fees for meeting with the independent accountants as a representative of the Audit Committee. Independent Directors are also paid $2,000 per day for their participation in certain meetings and other Company related business outside of normally scheduled Board meetings. No additional compensation is paid for attending the 2013 Annual Meeting.

The following table sets forth the compensation earned or paid to the Company’s directors during the year ended December 31, 2012 for their service on the Board and audit committee (where applicable):

Name	Fees Earned or Paid in Cash	Total
James M. Seneff, Jr.	None	None
Thomas K. Sittema	None	None
Bruce Douglas	$67,000	$67,000
Dennis N. Folken(1)	$31,750	$31,750
Adam Ford	$19,750	$19,750
Robert J. Woody	$69,000	$69,000

(1)	Mr. Folken served as an Independent Director of the Company from its inception until his death on May 28, 2012.

Board Meetings During Fiscal Year 2012

The Board met eight times during 2012. Each member of the Board attended at least 75% of the total Board meetings, except for Mr. Ford who joined the Board as an Independent Director in October 2012. During 2012, the Audit Committee held four meetings and each member of the Audit Committee attended at least 75% of the total meetings, except for Mr. Ford who joined the Audit Committee in October 2012. Although the Company does not have a policy on director attendance at the 2013 Annual Meeting of stockholders, directors are encouraged to do so. All the directors of the Company attended the 2012 annual meeting of stockholders.

Committees of the Board of Directors

The Company has a standing Audit Committee, the members of which are selected by the Board each year. During 2012, the Audit Committee was comprised of Dr. Bruce Douglas and Messrs. Adam Ford, and Robert, J. Woody, each of whom was determined to be “independent” under the listing standards of the New York Stock Exchange referenced above. The Committee operates under a written charter adopted by the Board. A copy of the

Audit Committee Charter is posted on the Company’s website at http://www.cnlifestylereit.com. The Audit Committee assists the Board by providing oversight responsibilities relating to:

—	The integrity of financial reporting;

—	The independence, qualifications and performance of the Company’s independent auditors;

—	The systems of internal controls;

—	The performance of the Company’s internal audit function;

—	Compliance with management’s audit, accounting and financial reporting policies and procedures; and

—	Company risk management.

In addition, the Audit Committee engages and is responsible for the compensation and oversight of the Company’s independent auditors and internal auditors. In performing these functions, the Audit Committee meets periodically with the independent auditors, management and internal auditors (including private sessions) to review the results of their work. During the year ended December 31, 2012, the Audit Committee met four times with the Company’s independent auditors, internal auditors and management to discuss the annual and quarterly financial reports prior to filing them with the Commission. The Audit Committee has determined that Mr. Ford who replaced Mr. Folken as the chairman of the Audit Committee and an Independent Director, is an “audit committee financial expert” under the rules and regulations of the Commission for purposes of Section 407 of the Sarbanes-Oxley Act of 2002.

Currently, the Company does not have a nominating committee, and therefore, does not have a nominating committee charter. The Board is of the view that it is not necessary to have a nominating committee at this time because the Board is composed of only five members, including a majority of “independent directors” (as defined under the New York Stock Exchange listing standards), and each director is responsible for identifying and recommending qualified Board candidates. The Board does not have a formal policy regarding diversity. The Board considers many factors with regard to each candidate, including judgment, integrity, diversity, prior professional experience, background, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of the Audit Committee, and the candidate’s willingness to devote substantial time and effort to Board responsibilities.

Company stockholders may recommend individuals to the Board for consideration as potential director candidates by timely submitting their names and appropriate background and biographical information to the Company’s Secretary at the Company’s offices. Assuming that the appropriate information has been timely provided, the Board will consider these candidates substantially in the same manner as it considers other Board candidates it identifies.

Currently, the Company does not have a compensation committee because it does not have any employees and does not separately compensate its executive officers for their services as officers. At such time, if any, as the Company’s shares of common stock are listed on a national securities exchange such as the New York Stock Exchange or the NASDAQ Stock Market or the Company has employees to whom it directly provides compensation, the Company will form a compensation committee, the members of which will be selected by the full Board each year.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that the Company incorporates it by specific reference.

Review and Discussions with Management.  The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2012 with the management of the Company. The Audit Committee also discussed with the Company’s senior management the process for certifications by the Company’s chief executive officer and chief financial officer required by the Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Commission.

Review and Discussions with Independent Auditors.  The Audit Committee has discussed with PricewaterhouseCoopers, the Company’s independent registered certified public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 114, “The Auditor’s Communication with those Charged with Governance,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. In addition, the Audit Committee has reviewed the selection, application and disclosure of the Company’s critical accounting policies. The Audit Committee has also received written disclosures and letters from PricewaterhouseCoopers required by Rule 3524 and Rule 3526 of the Public Company Accounting Oversight Board, “Communication with Audit Committees Concerning Independence,” and has discussed with PricewaterhouseCoopers their independence from the Company.

Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the 2012 Annual Report of the Company on Form 10-K for filing with the Commission.

The Audit Committee:
Dr. Bruce Douglas
Adam Ford
Robert J. Woody

Corporate Governance

The Board has adopted corporate governance policies and procedures that the Board believes are in the best interest of the Company and its stockholders as well as compliant with the Sarbanes-Oxley Act of 2002 and the Commission’s rules and regulations. In particular:

—	The majority of the Board are Independent Directors and all of the members of the Audit Committee are Independent Directors.

—	The Board has adopted a charter for the Audit Committee. One member of the Audit Committee is an “audit committee financial expert” under Commission rules.

—	The Audit Committee hires, determines compensation of, and decides the scope of services performed by the Company’s independent auditors.

—

The Company has adopted a Code of Business Conduct that applies to all directors and officers of the Company as well as all directors, officers and employees of the Company’s Advisor. The Code of Business Conduct sets forth the basic principles to guide their day-to-day activities.

—

The Company has adopted a Whistleblower Policy that applies to the Company and all employees of the Company’s Advisor, and establishes procedures for the anonymous submission of employee complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

The Company’s Code of Business Conduct and Whistleblower Policy are available on the Company’s website at http://www.cnllifestylereit.com.

Litigation

Allyn v. CNL Lifestyle Properties, Inc. et al , a purported class action lawsuit on behalf of stockholders who purchased shares under the Company’s distribution reinvestment plan (“DRP”) on or after April 1, 2010, was filed on January 18, 2013 in the United States District Court for the Middle District of Florida against the Company and certain of the Company’s current and former directors. The lawsuit alleges claims for breach of fiduciary duty against the directors and constructive trust and unjust enrichment against the Company. The factual assertions in the complaint consist primarily of the allegation that the price for shares purchased under the DRP was inflated. The complaint seeks an unspecified amount of damages and other relief relating to the purported inflation. The Company intends to defend vigorously against such claims and is not able to determine the ultimate outcome at this time.

Stockholder Communications

Stockholders who wish to communicate with a member or members of the Board may do so by addressing their correspondence to the Board member or members, c/o Holly J. Greer, Secretary, CNL Lifestyle Properties,

Inc., 450 South Orange Avenue, Orlando, Florida, 32801. The Secretary will review and forward correspondence to the appropriate person or persons for response.

EXECUTIVE COMPENSATION

Board of Directors Report on Compensation

The following report of the Board does not constitute “soliciting material” and should not be deemed “filed” with the Commission or incorporated by reference into any other filing the Company makes under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this report by reference therein.

The Board reviewed and discussed with management the Compensation Discussion and Analysis set forth below in this Proxy Statement (“CD&A”). Based on the Board’s review of the CD&A and the Board’s discussions of the CD&A with management, the Board approved including the CD&A in this proxy statement and the Company’s 2012 Annual Report on Form 10-K for filing with the Commission.

The Board of Directors:
James M. Seneff, Jr.
Thomas K. Sittema
Dr. Bruce Douglas
Adam Ford
Robert J. Woody

Compensation Discussion and Analysis

The Company has no employees and all of its executive officers are officers of the Advisor and/or one or more of the Advisor’s affiliates and are compensated by those entities, in part, for their service rendered to the Company. The Company does not separately compensate its executive officers for their service as officers. The Company did not pay any annual salary or bonus or long-term compensation to its executive officers for services rendered in all capacities to the Company during the year ended December 31, 2012. See “Certain Relationships and Related Transactions” for a description of the fees paid and expenses reimbursed to the Advisor and its affiliates.

If the Company determines to compensate named executive officers in the future, the Board will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of the Company’s shares.

SECURITY OWNERSHIP

The following table sets forth as of April 1, 2013 the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than 5% of its common stock, by each director and nominee, by each executive officer and by all executive officers and directors as a group, based upon information furnished by such stockholders, directors and officers. Fractional shares are rounded to the nearest whole number. Except as noted below, the address of the named officers and directors is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares

James M. Seneff, Jr.	50,046(1)	*
Bruce Douglas	10,206	*
Dennis N. Folken(2)	—	—
Robert J. Woody	—	—
Adam Ford	—	—
Thomas K. Sittema	—	—
Stephen H. Mauldin	—	—
Joseph T. Johnson	—	—
Ixchell C. Duarte	—	—

Holly J. Greer	—	—
All directors and executive officers as a group (10 persons)	60,252	*

* Represents less than 1% of the outstanding shares of the Company’s common stock.

(1)	This number represents shares attributed to Mr. Seneff as a result of (i) his control of CNL Financial Group, Inc. which owns 30,046 shares of the Company and (ii) his control of the Company’s former advisor, CNL Lifestyle Company LLC, which owns 20,000 shares of the Company.

(2)	Mr. Folken served as an Independent Director of the Company from 2004 until his death on May 28, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, certain officers and persons who own more than 10% of the Company’s equity securities that are registered under the Exchange Act, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission (such persons hereinafter referred to as “Reporting Persons”). Reporting Persons are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

The Company does not have any stockholders who own more than 10% of the Company’s outstanding common stock. The Company believes, based upon a review of Company records and reports filed with the Commission with respect to 2012, that the Company’s Reporting Persons complied with all Section 16(a) filing requirements during 2012. Mr. Seneff inadvertently omitted filing a Form 4 relating to the disposition of 87,660 shares of the Company in March 1, 2009, but such transaction was reflected on a Form 5 filed with the Commission on February 21, 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Advisor and certain of the Advisor’s affiliates receive fees and compensation in connection with the Company’s stock offerings and in connection with the acquisition, management and sale of its assets. The related-party fees and compensation incurred by the Company have been reviewed by its Independent Directors, who have determined that such transactions are fair and reasonable and are on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

Certain directors and officers of the Company hold similar positions with the Advisor and CNL Securities Corp. (the “Managing Dealer”), which served as the managing dealer for the Company’s common stock offerings. The Company’s chairman of the Board indirectly owns a controlling interest in CNL and the Managing Dealer. The Advisor, the Predecessor Advisor and the Managing Dealer received fees and compensation in connection with the Company’s stock offerings and the acquisition, management and sale of the Company’s assets.

Advisory Agreement - Pursuant to the advisory agreement as amended on March 20, 2013 (the “Advisory Agreement”), the Advisor and certain affiliates are entitled to receive fees and compensation in connection with the acquisition, management and sale of the Company’s assets, as well as the refinancing of debt obligations of the Company or its subsidiaries. In addition, the Advisor and its affiliates are entitled to reimbursement of actual costs incurred on behalf of the Company in connection with the Company’s organizational, offering, acquisition and operating activities. Pursuant to the Advisory Agreement, the Advisor receives acquisition fees equal to 3% of total proceeds, subject to certain limitations. In addition, the Advisor is entitled to receive a monthly asset management fee equal to (i) 0.08334% of the Company’s real estate asset value (as defined in the Advisory Agreement) and the outstanding principal amount of the loans and permitted investments (as defined in the Advisory Agreement) as of the end of the preceding month.

Pursuant to the advisory agreement as amended, the Company will pay the Advisor for substantial services rendered in connection with the sale of any of the Company’s assets, a subordinated disposition fee in an amount equal to the lesser of (i) one-half of a competitive real estate commission, or (ii) 3% of the sales price of such property (or comparable competitive fee in the case of a loan or other permitted investment), provided that such subordinated disposition fee will be paid to the Advisor only in the event the Company’s stockholders have received total distributions in the amount equal or greater than the sum of their aggregate invested capital and their aggregate stockholders’ 8% return. The subordinated disposition fee may be paid in addition to real estate commissions paid to third parties or affiliates to the extent approved by a majority of the Directors and Independent Directors not otherwise interested in the transaction and provided that the total real estate commissions paid to all persons including the subordinated disposition fee does not exceed an amount equal to the lesser of (a) 6% of the sales price of the property; or (b) the competitive real estate commission.

Exclusive Right of Sale Listing Agreement with CNL – In January 2013, the Company’s operating partnership entered into the exclusive right of sale listing agreement with CNL Commercial Real Estate Inc. (“CCRE”), an affiliate of CNL, pursuant to which in exchange for CCRE’s solicitation of purchasers for the sale of Route 66 Harley Davidson located in Tulsa, Oklahoma (the “Route 66 Harley Davidson Property”), the operating partnership will pay CCRE a commission equal to either (i) 2% of the gross sales price of the Route 66 Harley Davidson Property; or (ii) 3% of the gross sales price of the Route 66 Harley Davidson Property if a cooperating broker assists in the sale of the Route 66 Harley Davidson Property. The term of the exclusive right of sale listing agreement is from January 15, 2013 through July 31, 2013.

For the years ended December 31, 2012, 2011 and 2010, the Advisor and Predecessor Advisor collectively earned fees and incurred reimbursable expenses as follows (in thousands):

	Year Ended December 31,
	2012	2011	2010
Acquisition fees: (1)
Acquisition fees from offering proceeds	$ 1,785	$ 7,244	$ 10,990
Acquisition fees from debt proceeds	5,235	22,009	1,535

Total	7,020	29,253	12,525

Asset management fees: (2)	35,725	31,802	26,808

Reimbursable expenses: (3)
Offering costs	-	1,251	3,706
Acquisition costs	409	378	226
Operating expenses	8,002	11,419	9,254

Total	8,411	13,048	13,186

Total fees earned and reimbursable expenses	$ 51,156	$ 74,103	$ 52,519

FOOTNOTES:

(1)	Acquisition fees are paid for services in connection with the selection, purchase, development or construction of real property. The fees are generally equal to 3.0% of gross offering proceeds from the sale of the Company’s common stock including proceeds from shares sold under its DRP, and 3.0% of loan proceeds in connection with the incurrence of indebtedness, including the Company’s pro-rata share of joint venture indebtedness.

(2)	Asset management fees are 0.08334% per month of the Company’s real estate asset value, which is generally the amount actually paid or allocated to the purchase, development, construction or improvement of a property, and the outstanding principal amount of any mortgage note receivable as of the end of the preceding month.

(3)	The Advisor and its affiliates are entitled to reimbursement of certain expenses incurred on behalf of the Company in connection with the Company’s organization, offering, acquisitions, and operating activities. Pursuant to the advisory agreement, the Company will not reimburse the Advisor for any amount by which total operating expenses paid or incurred by the Company exceed the greater of 2% of average invested assets or 25.0% of net income (the “Expense Cap”) in any expense year, as defined in the Advisory Agreement. For the expense year ended December 31, 2012, 2011 and 2010, operating expenses did not exceed the Expense Cap.

The Managing Dealer received fees and compensation in connection with the Company’s third and final public offering of common stock, which was completed on April 9, 2011. For the years ended December 31, 2012, 2011 and 2010, the Company incurred the following fees to related parties in connection with shares sold in that offering (in thousands):

	Year Ended December 31,
	2012	2011	2010
Selling commissions	$ -	$ 12,855	$ 23,141
Marketing support fee and due diligence expense reimbursements	-	5,520	9,931

Total	$ -	$ 18,375	$ 33,072

Amounts due to affiliates for fees and expenses described above are as follows (in thousands):

	As of December 31,
	2012	2011
Due to the Advisor, Predecessor Advisor and their affiliates:
Offering expenses	$-	$24
Asset management fees	14	-
Operating expenses	509	619
Acquisition fees and expenses	463	477

Total	$986	$1,120

During 2012, 2011 and 2010, the Company received subscriptions of $69.0 million, $207.6 million and $406.0 million, respectively, and incurred stock issuance costs of $0, $20.2 million and $37.5 million, respectively. Stock issuance costs consist of selling commissions, marketing support fees, due diligence expense reimbursements, and other offering costs. The ratio of stock issuance costs to subscriptions received was 1:10 and 1:11 for 2011 and 2010, respectively. The Company’s third and final public offering of common stock was completed in 2011, therefore, no stock issuance costs were incurred in 2012. All 2012 subscriptions were issued through the Company’s DRP.

During 2012, 2011 and 2010, the Company’s Total Operating Expenses incurred represented approximately 21.9%, 1.5% and 1.5% of Average Invested Assets, respectively, as each term is defined in the Company’s Charter. During 2012, 2011 and 2010, the Company’s Total Operating Expenses incurred represented approximately 50.2%, 52.8% and 27.9% of Net Loss, respectively, as each term is defined in the Company’s Charter.

The Company also maintains accounts at CNLBank, of which Mr. Seneff and Mr. Sittema, the Company’s chairman and vice-chairman, respectively, serve as directors. The Company had deposits at CNLBank of approximately $5.5 million and $4.4 million as of December 31, 2012 and December  31, 2011, respectively.

Policies Regarding Transactions with Certain Affiliates

Item 404 of the Commission’s Regulation S-K requires disclosure by the Company of any transaction between the Company and any related persons the amount of which exceeds $120,000 in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of the Company’s voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has 10% or greater beneficial ownership interest.

In order to reduce or eliminate certain potential conflicts of interest, the Charter contains, and/or the Board has adopted written restrictions relating to (i) transactions between the Company and its Advisor or its affiliates, (ii) certain future offerings, and (iii) allocation of properties and loans among certain affiliated entities. These restrictions include the following:

Provision of goods and services - No goods or services will be provided by the Advisor or its affiliates to the Company except for transactions in which the Advisor or its affiliates provide those goods or services in accordance with the Charter, or, if a majority of the Company’s directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair and reasonable and on terms and conditions to the Company than those available from unaffiliated third parties.

Purchase or lease of properties - The Company will not purchase or lease properties in which the Advisor, the directors or any affiliate without the determination by a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction that such transaction is fair and reasonable to the Company and at a price no greater than the cost of the asset to the Advisor, director or affiliate unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event shall the Company acquire any such asset at an amount in excess of its current value. Further, the Company will not sell or lease properties to the Advisor, the directors or affiliates unless a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction determine the transaction is fair and reasonable to the Company.

Loans to affiliates - The Company will not make loans to its Sponsor, the Advisor, the directors, or any affiliates thereof, except (i) mortgage loans subject to the restrictions governing mortgage loans in the Charter or (ii) to its subsidiaries or to ventures or partnerships in which the Company holds a controlling interest. Any loans to the Company by the Advisor or its affiliates must be approved by a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

Voting of shares - With respect to shares owned by the Advisor, the Company’s directors, or any affiliate thereof, neither the Advisor, nor the Company’s directors, nor any of their affiliates may vote or consent on matters submitted to the Company’s stockholders regarding the removal of the Advisor, directors, or any affiliate thereof or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, directors, and any affiliate thereof may not vote or consent, any shares owned by any of them shall not be included.

Suitable investment opportunities – Certain of the Company’s directors and executive officers also serve as directors and executive officers of CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a REIT sponsored by CNL Financial Group, LLC., an affiliate of CNL. Although the Company has different investment objectives than CNL Healthcare Properties, Inc., an investment opportunity may be suitable for both the Company and CNL Healthcare Properties, Inc. The Company’s Board and the Advisor have agreed that, in the event an investment opportunity is presented to both the Company’s Advisor’s Investment Committee and the investment committee of the advisor for CNL Healthcare Properties, Inc. and it is determined that the opportunity may be suitable for both the Company CNL Healthcare Properties, Inc. and for which both entities have sufficient uninvested funds, the investment opportunity will be offered to the entities on an alternating basis as follows:

—	The first investment opportunity that meets this criteria will be first offered to the Company;

—

The second opportunity that meets this criteria will be first offered to CNL Healthcare Properties, Inc. (whether or not the Company passed on the first investment opportunity, and whether or not CNL Healthcare Properties, Inc., accepted an investment in the first investment opportunity); and

—

Thereafter, each offer of any investment opportunities will alternate on the foregoing basis. It shall be the duty of the Board, including the Independent Directors, to ensure that these policies are applied fairly to the Company.

This policy will continue in effect until such time as the Company’s Sponsor, CNL, no longer owns or controls the Company’s Advisor and the advisor of CNL Healthcare Properties, Inc.

Certain public or private entities affiliated with the Company’s Sponsor, CNL, are bound by conflict resolution procedures that may impact the investments that are available to the Company. In particular, certain of these public and private entities affiliated with CNL, some of which invest in assets similar to those in which the Company may invest, require that if an investment opportunity becomes available which is suitable for such sponsor- and/or CNL-affiliated entities, then the entity which has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. For purposes of this conflict resolution procedure for these other entities, an investment opportunity will be considered “offered” when the opportunity is presented to the applicable board of directors for its consideration. In addition to various other factors, the determination as to whether or not an investment opportunity is suitable for more than one program will be determined based on the effect of the acquisition both on diversification of each program’s investments by types of properties and geographic area, and on diversification of the tenants of the properties, the anticipated cash flow of each program, the size of the investment, the amount of funds available to each program, and the length of time such funds have been available for investment. A subsequent development regarding the investment opportunity, such as a delay in the closing of a property or a delay in the construction of a property, may cause any such investment to be more appropriate for an entity other than the entity which committed to make the investment. Although neither the Company nor its Advisor are bound by these conflict resolution procedures, the Company and its Advisor may be restricted by such procedures.

PROPOSAL II

APPROVAL OF PROPOSED AMENDMENT AND RESTATEMENT OF THE CHARTER

The Board has declared an amendment and restatement of the Charter advisable and directed that the proposal to amend and restate the Charter be submitted for consideration at the 2013 Annual Meeting. Please see attached hereto as Exhibit A a form of Articles of Amendment and Restatement which has been marked to show the proposed changes from our existing Charter. The summary of the provisions of the Articles of Amendment and Restatement included below is qualified in its entirety by reference to Exhibit A, which you should read in its entirety.

The first proposal to amend the Charter set forth below (Proposal II-A) requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting. The second proposal to amend the Charter set forth below (Proposal II-B) requires the affirmative vote of two-thirds of the outstanding shares entitled to vote at the 2013 Annual Meeting. Abstentions and broker non-votes will have the same effect as votes against each of the proposals.

If the proposals to amend the Charter are approved by the stockholders (regardless of whether the stockholders approve the amendment and restatement of the Bylaws described in Proposal III), the Articles of Amendment and Restatement will be filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) and the amendment and restatement as described below will be effective upon the acceptance for record of the Articles of Amendment and Restatement by the SDAT. If the stockholders approve one but not the other proposal to amend the Charter, we will file Articles of Amendment and Restatement containing only the amendments that were approved.

PROPOSAL II-A

APPROVAL OF PROPOSED AMENDMENTS TO CHARTER

REQUIRING MAJORITY VOTE

Sections 5.1 and 11.1 of the Charter provide that the Company will automatically liquidate and dissolve on December 31, 2015 unless the common stock is listed on a national securities exchange (or the stockholders have approved an amendment to the Charter to extend the deadline). Because listing of the common stock on a national securities exchange or the liquidation and dissolution of the Company prior to December 31, 2015 may not be in the best interests of stockholders due to market conditions and other factors, the Board has proposed that Sections 5. 1 and 11.1 of the Charter be amended so that, by December 31, 2015, the Company will be required only to undertake to provide stockholders with liquidity of their investment, either in whole or in part, including, without limitation, through (i) listing, (ii) the commencement of an orderly sale of the Company’s assets, outside of the ordinary course of business and consistent with the Company’s objectives of qualifying as a REIT, and the distribution of the net sales proceeds thereof to the stockholders or (iii) the merger of the Company with or into another entity in a transaction which provides the stockholders with cash or securities of a publicly traded company.

In connection with these changes, in order to give the Board the maximum flexibility in considering strategic alternatives, the Board has proposed that the restrictions on roll-up transactions in current Section 10.3 of the Charter (which could increase the time required to complete a possible transaction and, if a potential acquirer is unwilling or unable to comply with certain of the requirements, could preclude a transaction altogether) be deleted.

Section 8.1 of the Charter provides that directors may be elected by the affirmative vote of the holders of a majority of the shares of common stock of the Company present in person or by proxy at an annual meeting at which a quorum is present. As a result, abstentions, broker non-votes and withheld votes have the effect of being a vote against the election of a director. The Board has proposed that in order to limit the impact of abstentions, broker non-votes and withheld votes on the election of directors, Section 8.1 of the Charter be revised so the stockholder vote necessary for the election of directors is a majority of the votes actually cast at the annual meeting. With this revision, abstentions, broker non-votes and withheld votes would have no effect on the election of directors.

In addition to the foregoing changes, certain other revisions to the Charter will be made to reflect recent developments in corporate governance, to resolve certain inconsistencies between the Charter and Maryland law and to remove (either immediately or upon listing) certain provisions from the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association (the “NASAA REIT Guidelines”) which apply to REITs with shares that are publicly registered with the Commission but are not listed on a national securities exchange but which are not typically included in the charters of exchange-traded REITs and other companies, including the Company’s competitors. These changes include:

—

The amendment of the definition of “Independent Director” in Section 1.5 to provide that, after listing, such term will have the meaning given to it in Section 303A.02 of the New York Stock Exchange Listed Company Manual;

—	The deletion of the provision in Section 2.1 capping the number of directors at 15;

—

The amendment of Sections 2.1, 2.2, 2.3 and 2.5 to provide for the expiration upon listing of the NASAA REIT Guidelines requirements that (i) the Board be comprised of a majority of independent directors and that independent directors nominate replacements for vacancies in the independent director positions, (ii) any director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the Company’s assets and that at least one independent director have at least three years of relevant real estate experience, (iii) a majority of the members of all committees (even ad hoc committees) be independent directors and (iv) certain specified matters be approved by the independent directors;

—

The deletion of current Sections 2.7 and 2.8 opting out of the Maryland Business Combination Act and Maryland Control Share Acquisition Act. Instead, the Board intends to adopt a resolution exempting business combinations between the Company and any person from the Maryland Business Combination Act, which resolution may be altered or repealed at any time by the Board, and as further discussed in Proposal III below, the Board recommends that the Bylaws be amended to exempt any acquisition of the Company’s stock from the Maryland Control Share Acquisition Act, which exemption may not be altered or repealed prior to the listing of the Company’s stock on a national securities exchange without the approval of stockholders but may be altered or repealed after listing by the Board without any action by the stockholders;

—

The deletion of the list of specific powers of the Board in Section 3.2, as the Maryland General Corporation Law (the “MGCL”) already grants the Board extensive powers with respect to the management of the Company’s business and affairs;

—	The deletion of current Section 3.3 authorizing the Board to consider non-stockholder constituencies in determining what is in the Company’s best interests (which is uncommon);

—	The addition of new Section 3.4 clarifying the Board’s power to make binding determinations with respect to certain matters;

—

The amendment of Sections 5.2, 5.3 and 5.4 to provide for the expiration upon listing of the NASAA REIT Guidelines provisions requiring an annual review of the Company’s investment policies, prohibiting certain joint ventures and investments in equity securities and restricting the Company from making certain other investments;

—

The amendment of Article 6 and current Section 9.5 to provide for the expiration upon listing of the NASAA REIT Guidelines provisions relating to affiliated transactions. Under Maryland law, a transaction between a company and any of its directors or any other entity in which any of its directors is a director or has a material financial interest is subject to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the company;

—

The addition of provisions in Section 7.1 clarifying (i) the effect of the classification or reclassification of shares on the total number of shares and (ii) the procedures necessary for classifying or reclassifying shares and setting the terms of such classified or reclassified shares;

—

The deletion of the requirement in Section 7.2 that all shares of a particular class of common stock have equal dividend, distribution, liquidation and other rights and have no preference, cumulative, preemptive, appraisal, conversion or exchange rights and, in connection with this change, the addition of a provision in Section 7.4 providing that no stockholders of any class are entitled to exercise appraisal rights unless the Board determines that appraisal rights apply, with respect to all or any classes or series of stock or to one or more transactions occurring after the date of determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights;

—	The amendment of Section 7.2 to provide for the expiration upon listing of the NASAA REIT Guidelines prohibition on distributions in kind;

—

The amendment of Section 7.3 to delete the NASAA REIT Guidelines requirement that the voting rights for each share of preferred stock not exceed the voting rights which bear the same relationship to the voting rights of the common stock as the consideration paid to the Company for each share of preferred stock bears to the book value of the common stock;

—	The deletion of the requirement in Section 7.5 that the Company issue share certificates to stockholders who make a written request;

—

The modernization of the restrictions on ownership and transfer of stock in Sections 7.6 and 7.7 to (i) eliminate the unnecessary requirement that shares of stock owned or transferred in violation of the restrictions on ownership and transfer first convert to excess shares before being transferred to a charitable trust (in this regard, the authorization of 120,000,000 excess shares in Section 7.1 is also deleted), (ii) expressly permit the Board to grant exemptions from the share ownership limitations prospectively or retroactively and (iii) authorize the Board to increase the share ownership limitations for one or more persons and decrease the share ownership limitations for all other persons from time to time;

—

The amendment of Section 8.1 to provide for the expiration upon listing of the NASAA REIT Guidelines requirements that an annual meeting of stockholders be held no less than 30 days after delivery of the Company’s annual report and that a special meeting of stockholders be called upon the request of the holders of at least ten percent of the outstanding shares entitled to vote (under Maryland law, the percentage required to call a meeting can be as high as, and for a public company typically is, a majority);

—

The amendment of Section 8.3 to provide for the expiration upon listing of the NASAA REIT Guidelines restrictions on voting by the Company’s advisor, the Company’s directors and any of their affiliates regarding the removal of any of them or a transaction between the Company and any of them;

—

The addition of a provision in Section 8.4 pursuant to which, except as otherwise provided by the Charter, notwithstanding any greater vote that may otherwise be required, extraordinary actions are subject only to the affirmative vote of a majority of all the votes entitled to be cast on the matter;

—

The deletion of the provision in Section 8.4 prohibiting stockholders from acting by written consent in lieu of a meeting, which conflicts with the MGCL provision permitting stockholders to act by unanimous written consent;

—	The addition of language in Section 8.5 clarifying that stockholders are permitted to inspect only such records to which they are entitled under applicable law;

—

The amendment of Section 8.6 to provide for the expiration upon listing of the NASAA REIT Guidelines requirement that the Company provide a copy of its stockholder list to any stockholder upon request. The MGCL requires only that a stockholder list be provided to stockholders of record of at least 5% of the outstanding shares of any class for at least six months;

—	The amendment of Section 8.8 to provide for the expiration upon listing of the NASAA REIT Guidelines requirement that stockholders meet certain suitability criteria;

—	The addition of a new Section 8.10 clarifying that the rights of all stockholders and the terms of all stock are subject to the Charter and Bylaws;

—

The amendment of Article 9 to delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, directors and officers and instead provide for exculpation, indemnification and advance of expenses to the maximum extent permitted by Maryland law; and

—	The deletion of the provision in Section 11.2 permitting stockholders to dissolve the Company without the necessity for concurrence by the Board, which conflicts with Maryland law.

Certain ministerial changes will also be made to the Charter as set forth in the form of Articles of Amendment and Restatement.

PROPOSAL II-B

APPROVAL OF PROPOSED AMENDMENTS TO CHARTER

REQUIRING TWO-THIRDS VOTE

In addition to the changes described in Proposal II-A above, the Board has proposed certain other changes to the Charter to more closely conform the Company’s governance structure to that of other public companies and to resolve certain inconsistencies between the Charter and Maryland law. These changes include:

—	The deletion of the provisions in Section 2.1 permitting stockholders to increase or decrease the number of directors;

—	The deletion of the requirements in Sections 3.2(ii) and 8.2 that any termination of the Company’s status as a REIT under the Internal Revenue Code be submitted to a stockholder vote;

—

The deletion of the prohibition in Section 3.2(xxii) on amendments of the Bylaws without a stockholder vote to the extent such amendments adversely affect the rights, preferences and privileges of stockholders (although, as further discussed in Proposal III below, the Bylaws will continue to require such stockholder vote until listing);

—

The amendment of Section 10.1, including the deletion of (i) certain provisions that conflict with Maryland law, namely the right of stockholders to amend the Charter without the necessity for concurrence by the Board and the right of the Board to amend the Charter for REIT qualification purposes without stockholder action, and (ii) the requirement of a two-thirds vote instead of a majority vote for certain charter amendments;

—	The deletion of the provisions in current Section 10.2 relating to reorganizations, which are largely redundant of current Section 10.3 relating to mergers, consolidations or asset sales; and

—

The addition of language in current Section 10.3 permitting certain mergers or transfers of all or substantially all of the Company’s assets (e.g., (i) mergers with a 90% or more owned subsidiary in which the Charter is not amended and stockholder contract rights do not change, (ii) mergers in which the Company is the successor entity and the terms of its stock do not change, the Charter is not otherwise amended and the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of the class or series outstanding immediately before the merger becomes effective and (iii) transfers of all or substantially all of the Company’s assets to a wholly owned subsidiary or by mortgage or pledge) without a stockholder vote.

The Board unanimously recommends a vote “FOR” approval of the proposed amendment and restatement of the Charter as described in Proposals II-A and II-B above.

PROPOSAL III

APPROVAL OF PROPOSED AMENDMENT AND RESTATEMENT OF THE BYLAWS

The Board has declared an amendment and restatement of the Bylaws advisable and directed that the proposal to amend and restate the Bylaws be submitted for consideration at the 2013 Annual Meeting. Please see attached hereto as Exhibit B a form of Amended and Restated Bylaws which has been marked to show the proposed changes from our existing Bylaws. The summary of the provisions of the Amended and Restated Bylaws included below is qualified in its entirety by reference to Exhibit B, which you should read in its entirety.

The changes to the Bylaws, which are being made for consistency with Maryland law or the Charter or to more closely conform the Company’s governance structure to that of other public companies, include:

—

The addition of a provision in Section 7 of Article II clarifying that, with respect to the election of directors, a “majority of the votes cast” means that a nominee for director receives the affirmative vote of a majority of the total votes cast for and against or affirmatively withheld as to such nominee;

—

The deletion of the provision in Section 14 of Article II prohibiting stockholders from acting by written consent in lieu of a meeting, which conflicts with the MGCL provision permitting stockholders to act by unanimous written consent;

—

As further discussed in Proposal II above, the addition of a provision exempting any acquisition of the Company’s stock from the Maryland Control Share Acquisition Act, which exemption may not be altered or repealed prior to the listing of the Company’s stock on a national securities exchange without the approval of stockholders but may be altered or repealed after listing by the Board without any action by the stockholders;

—

The revision of Section 10 of Article III for consistency with the Charter, which provides that Board vacancies resulting from an increase in the number of directors will be filled by a majority of the entire Board and that any other vacancies will be filled by a majority of the remaining directors, whether or not sufficient to constitute a quorum; and

—

The addition of a provision in Section 1 of Article XIII giving the Board the exclusive power to adopt, alter or repeal the Bylaws and to make new Bylaws after a listing of the Company’s stock on a national securities exchange.

If the stockholders do not approve the amendments to the Charter described in Proposal II-A above, the Amended and Restated Bylaws will not include the changes described in the first and third bullets above. If the stockholders do not approve the amendments to the Charter described in Proposal II-B above, the Amended and Restated Bylaws will not include the change described in the last bullet above.

Certain ministerial changes will also be made to the Bylaws as set forth in the form of Amended and Restated Bylaws.

The proposal to amend and restate the Bylaws requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting. Abstentions and broker non-votes will have the same effect as votes against the proposal.

The Board unanimously recommends a vote “FOR” approval of the proposed amendment and restatement of the Bylaws.

PROPOSAL IV

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers acted as the Company’s independent registered certified public accounting firm to audit the Company’s books and records for the fiscal year ended December 31, 2012. PricewaterhouseCoopers reports directly to the Company’s Audit Committee. The Audit Committee has recommended to the Board of Directors that PricewaterhouseCoopers be appointed as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013. Upon the recommendation of the Audit Committee, the Board of Directors has approved the appointment of PricewaterhouseCoopers as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2012.

Stockholder ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted, by abstention, broker non-vote or by not submitting a proxy, have no impact on the outcome of the proposal.

Although not required by law or the Company’s governance documents, the Company believes ratification of this appointment is good corporate practice because the audit of the Company’s books and records is a matter of importance to the Company’s stockholders. If the Company’s stockholders do not ratify the appointment, the Company’s Audit Committee will reconsider the appointment of PricewaterhouseCoopers, but still may elect to retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the Company’s best interest and the best interest of the Company’s stockholders.

Representatives of PricewaterhouseCoopers are expected to be present at the 2013 Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to questions from the Company’s stockholders.

The Board unanimously recommends a vote “FOR” ratification of the appointment PricewaterhouseCoopers as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013.

Auditor Fees

PricewaterhouseCoopers serves as the Company’s principal accounting firm and audited the Company’s consolidated financial statements for the years ended December 31, 2012 and 2011.

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers for 2012 and 2011 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table (amounts in thousands).

	Year Ended December 31
	2012	2011

Audit fees	$ 858	$ 927
Audit-related fees	–	–
Tax fees	704	448
All other fees	–	–

Total fees	$1,562	$ 1,375

Audit Fees – Consists of professional services rendered in connection with the annual audit of the Company’s consolidated financial statements included in the Company’s annual report on Form 10-K and quarterly reviews of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q. Audit fees also include fees for services performed by PricewaterhouseCoopers that are closely related to the audit and in many cases could only be provided by the Company’s independent auditors. Such services include consents related to the Company’s registration statements, assistance with, and review of, other documents filed with the Commission and accounting advice on completed transactions.

Audit-Related Fees – Consists of services related to audits of properties acquired, due diligence services related to contemplated property acquisitions and accounting consultations.

Tax Fees – Consists of services related to corporate tax compliance, including review of corporate tax returns, review of the tax treatments for certain expenses and tax due diligence relating to acquisitions.

All Other Fees – Consists of services related to other fees of properties acquired, due diligence services related to contemplated property acquisitions and accounting consultations. There are no professional services rendered by PricewaterhouseCoopers that would be classified as other fees during the years ended December 31, 2012 and 2011.

Pre-Approval of Audit and Non-Audit Services

Under the Company’s Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors in order to assure that the provisions of such services do not impair the auditor’s independence. The policy, as described below and set forth in the Audit Committee Charter sets forth conditions and procedures for such pre-approval of services to be performed by the independent auditor and utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services.

The annual audit services, as well as all audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor), requires the specific pre-approval of the Audit Committee. The Audit Committee may, however, grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide (such as comfort letters or consents). The Audit Committee has pre-approved all tax services and may grant general pre-approval for those permissible non-audit services that it has classified as “all other services” because it believes such services are routine and recurring services, and would not impair the independence of the auditor.

The fee amounts for all services to be provided by the independent auditor are established annually by the Audit Committee, and any proposed service fees exceeding approved levels will require specific pre-approval by the Audit Committee. Requests to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by the independent auditor, the chief financial officer and the chief executive officer, and must include a joint statement as to whether, in their view, the request is consistent with the Commission’s rules on auditor independence.

OTHER MATTERS

The Board does not know of any matters to be presented at the 2013 Annual Meeting other than those stated herein. If any other business should come before the 2013 Annual Meeting, the person(s) named in the enclosed proxy will vote thereon in their discretion.

PROPOSALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the annual meeting of stockholders to be held in 2014 (the “2014 Annual Meeting”) must be received at the Company’s offices at 450 South Orange Avenue, Orlando, Florida 32801 no later than December 30, 2013.

Notwithstanding the aforementioned deadline, under the Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at the 2014 Annual Meeting. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by Holly J. Greer, Secretary of the Company. With respect to proposals for the 2014 Annual Meeting, the Secretary of the Company must receive notice of any such proposal no earlier than March 29, 2014 and no later than April 28, 2014.

ALL STOCKHOLDERS ARE URGED TO AUTHORIZE YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE WHETHER OR NOT YOU EXPECT TO ATTEND THE 2013 ANNUAL MEETING AND VOTE IN PERSON. If you attend the 2013 Annual Meeting and vote in person, your proxy will not be used.

By Order of the Board of Directors,

Holly J. Greer
Secretary

April 29, 2013

Orlando, Florida

~~COMPOSITE CHARTER~~

~~OF~~

EXHIBIT A

ARTICLES OF AMENDMENT AND RESTATEMENT

OF

CNL LIFESTYLE PROPERTIES, INC.

CNL Lifestyle Properties, Inc., a Maryland corporation having its principal office at 351 West Camden Street, Baltimore, Maryland 21201 (hereinafter, the “Company”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST:  The Company desires to amend and restate its charter as currently in effect.

SECOND:  The provisions of the charter as now in effect and as amended hereby, in accordance with the Maryland General Corporation Law, are as follows.

* * * * * * * * * *

ARTICLE 1

THE COMPANY; DEFINITIONS

SECTION 0.1    Name.  The name of the corporation (the “Company”) is:

CNL Lifestyle Properties, Inc.

So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name (and the word “Company” wherever used in ~~these Articles of Amendment and Restatement~~the charter of CNL Lifestyle Properties, Inc. (~~these~~the “Articles of Incorporation”), except where the context otherwise requires) shall refer to the ~~Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors~~Company.

Under circumstances in which the Directors determine that the use of the name “CNL Lifestyle Properties, Inc.” is not practicable, they may use any other designation or name for the Company.

SECTION 0.2    Resident Agent; Principal Office.  The name and address of the resident agent ~~for service of process~~ of the Company in the State of Maryland ~~is~~are National Registered Agents, Inc. of MD, 351 West Camden Street, Baltimore, MD 21201. The ~~Company may have such~~address of the principal office ~~within~~of the Company in the State of Maryland ~~as the Directors may from time to time determine.~~is c/o National Registered Agents, Inc. of MD, 351 West Camden Street, Baltimore, Maryland 21201.

The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

SECTION 0.3    Nature of Company.  The Company is a Maryland corporation within the meaning of the MGCL.

SECTION 0.4    Purposes.  The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, ~~operate,~~ sell, lease, transfer, encumber, convey, exchange and otherwise dispose of, deal with or invest in real and personal property; (ii) to engage in the business of offering financing including mortgage financing secured by Real ~~property~~Property; and (iii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

SECTION 0.5    Definitions.  As used in ~~these~~the Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article VII hereof are defined in Section 7.6(i) hereof):

“Acquisition Expenses” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, acquisition or making of any investment, including any Property, Loan or other Permitted Investment, whether or not acquired or made, including, without limitation, legal fees and expenses, travel and communication expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance.

“Acquisition Fees” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person or entity to any other Person or entity (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making an investment, including making or investing in Loans or other Permitted Investments or the purchase, development or construction of a Property, including, without limitation, real estate commissions, acquisition fees, finder’s fees, selection fees, Development Fees, Construction Fees, nonrecurring management fees, consulting fees, loan fees, points, or any other fees or commissions of a similar nature. Excluded shall be development fees and construction fees paid to any Person or entity not Affiliated with the Advisor in connection with the actual development and construction of any Property. Further, Acquisition Fees will not be paid in connection with temporary short-term investments acquired for purposes of cash management.

“Advisor” or “Advisors” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 4.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all of such functions.

“Advisory Agreement” means the agreement between the Company and the Advisor pursuant to which the Advisor will act as the advisor to the Company and provide specified services to the Company.

“Affiliate” or “Affiliated” or any derivation thereof means an affiliate of another Person, which is defined as: (i) any Person directly or indirectly owning, controlling, or holding, with power to vote 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by, or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“Asset Management Fee” means the fee payable to the Advisor for day-to-day professional management services in connection with the Company and its investments in Properties, Loans and other Permitted Investments pursuant to the Advisory Agreement.

“Average Invested Assets” means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests in, and Loans secured by, Real Estate, or in other Permitted Investments, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common stock, par value $0.01 per share, of the Company that may be issued from time to time in accordance with the terms of ~~these~~the Articles of Incorporation and applicable law, as described in Section 7.2(ii) hereof.

“Company Property” or “Assets” means any and all Properties, Loans and other Permitted Investments of the Company, real, personal or otherwise, tangible or intangible, which is transferred or conveyed to the Company (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Company.

“Competitive Real Estate Commission” means a real estate or brokerage commission for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property. The total of all real estate commissions paid by the Company to all Persons (including the subordinated disposition fee payable to the Advisor) in connection with any Sale of one or more of the Company’s Properties shall not exceed the lesser of (i) a Competitive Real Estate Commission or (ii) 6% of the gross sales price of the Property or Properties.

“Construction Fee” means a fee or other remuneration for acting as a general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitation on a Property.

“Development Fee” means a fee for such activities as negotiating and approving plans and undertaking to assist in obtaining zoning and necessary variances and necessary financing for a specific Property, either initially or at a later date.

“Directors,” “Board of Directors” or “Board” means, collectively, the individuals named in Section 2.4 of ~~these~~the Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

“Distributions” means any distribution (as such term is defined in Section 2-301 of the MGCL) of money or other property, pursuant to Section 7.2(iv) hereof, by the Company to owners of Equity Shares, including distributions that may constitute a return of capital for federal income tax purposes.

“Equity Shares” means shares of capital stock of the Company of any class or series ~~(other than Excess Shares)~~. The use of the term “Equity Shares” or any term defined by reference to the term “Equity Shares” shall refer to the particular class or series of capital stock of the Company which is appropriate under the context.

“Excess Shares” means ~~the excess shares, par value $.01 per share, exchanged for shares of Common Stock or Preferred Stock, as the case may be, transferred or proposed to be transferred in excess of the Ownership Limit or which would otherwise jeopardize the Company’s status as a REIT under the Code.~~Equity Shares treated as provided in Section 7.7 hereof.

“Gross Proceeds” means the aggregate purchase price of all Equity Shares sold for the account of the Company, without deduction for Selling Commissions, volume discounts, the marketing support fee, due diligence expense reimbursements or Organizational and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Equity Share for which reduced or no Selling Commissions or marketing support fees are paid to the Managing Dealer or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full offering price of the Equity Shares, with the exception of Equity Shares purchased pursuant to the reinvestment plan, which will be factored into the calculation using their actual purchase price.

“Independent Director” means a Director who is not, and within the last two years has not been, directly or indirectly associated with the Advisor by virtue of (i) ownership of an interest in the Advisor or its Affiliates, (ii) employment by the Advisor or its Affiliates, (iii) service as an officer or director of the Advisor or its Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Advisor or any of its Affiliates. An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisor, any of its Affiliates or the Company. A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor and Affiliates exceeds five percent of either the Director’s annual gross revenue during either of the last two years or the

Director’s net worth on a fair market value basis. Notwithstanding the foregoing, after Listing, “Independent Director” shall have the meaning given to such term in Section 303A.02 of the New York Stock Exchange Listed Company Manual.

“Independent Expert” means a Person or entity with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company.

“Initial Public Offering” means the offering and sale of Common Shares of the Company pursuant to the Company’s first effective registration statement covering such Common Shares filed under the Securities Act of 1933, as amended.

“Invested Capital” means the amount calculated by multiplying the total number of Equity Shares issued and outstanding by the offering price per share, without deduction for Selling Commissions, volume discounts, the marketing support fee, due diligence expense reimbursements or Organizational and Offering Expenses (which price per Equity Share, in the case of Equity Shares purchased pursuant to the reinvestment plan, shall be deemed to be the actual purchase price), reduced by the portion of any Distribution that is attributable to Net Sales Proceeds.

“Joint Ventures” means those joint venture or general partnership arrangements in which the Company is a co-venturer or general partner which are established to acquire Properties and/or make Loans or other Permitted Investments.

“Leverage” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

“Line of Credit” means one or more lines of credit initially in an aggregate amount up to $100 million (or such greater amount as shall be approved by the Board of Directors), the proceeds of which will be used to acquire Properties and make Loans and other Permitted Investments and for any other authorized purpose. The Line of Credit may be in addition to any Permanent Financing.

“Listing” or “Listed” means the listing of the Common Shares of the Company on a national securities exchange ~~or quoted on the National Market System of the Nasdaq Stock Market~~.

“Loans” means Mortgage Loans and other types of debt financing provided by the Company.

“Managing Dealer” means CNL Securities Corp., an Affiliate of the Advisor, or such other Person or entity selected by the Board of Directors to act as the managing dealer for the offering. CNL Securities Corp. is a member of the ~~National Association of Securities Dealers, Inc.~~Financial Industry Regulatory Authority.

“MGCL” means the Maryland General Corporation Law as contained in the Corporations and Associations Article of the Annotated Code of Maryland.

“Mortgage Loans” means, in connection with mortgage financing provided by the Company, notes or other evidences of indebtedness or obligations which are secured or collateralized by Real Estate owned by the borrowers.

“Mortgages” means mortgages, deeds of trust or other security interests on or applicable to Real Property.

“NASAA REIT Guidelines” means the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association.

“Net Assets” means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

“Net Income” means for any period, the total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves; provided, however, Net Income for purposes of calculating total allowable Operating Expenses shall exclude the gain from the sale of the Company’s assets.

“Net Offering Proceeds” means Gross Proceeds less (i) Selling Commissions, (ii) Organizational and Offering Expenses, (iii) the marketing support fee and (iv) due diligence expense reimbursements.

“Net Sales Proceeds” means in the case of a transaction described in clause (i)(a) of the definition of Sale, the proceeds of any such transaction less the amount of all real estate commissions and closing costs paid by the Company. In the case of a transaction described in clause (i)(b) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of any legal and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(c) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture. In the case of a transaction or series of transactions described in clause (i)(d) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of all commissions and closing costs paid by the Company. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby and reinvested in one or more Properties within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include, in the case of any lease of a Property consisting of a building only or any Loan or other Permitted Investments, any amounts from tenants, borrowers or lessees that the Company determines, in its discretion, to be economically equivalent to the proceeds of a Sale. Net Sales Proceeds shall not include, as determined by the Company in its sole discretion, any amounts reinvested in one or more Properties, Loans or other Permitted Investments, to repay outstanding indebtedness, or to establish reserves.

“Operating Expenses” means all costs and expenses incurred by the Company, as determined under generally accepted accounting principles, which in any way are related to the operation of the Company or to Company business, including (i) advisory fees, (ii) the Asset Management Fee, (iii) the Performance Fee, and (iv) the Subordinated Incentive Fee, but excluding (a) the expenses of raising capital such as Organizational and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) the Advisor’s subordinated ten percent share of Net Sales Proceeds; and (f) Acquisition Fees and Acquisition Expenses, real estate or other commissions on the Sale of Assets, and other expenses connected with the acquisition and ownership of Real Estate interests, Loans, or other Permitted Investments (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of Property).

“Organizational and Offering Expenses” means any and all costs and expenses, other than Selling Commissions, the marketing support fee and due diligence expense reimbursements incurred by the Company, the Advisor or any Affiliate of either in connection with the formation, qualification and registration of the Company and the marketing and distribution of Equity Shares, including, without limitation, the following: legal, accounting and escrow fees; printing, amending, supplementing, mailing and distributing costs; filing, registration and qualification fees and taxes; telegraph and telephone costs; and all advertising and marketing expenses, including the costs related to investor and broker-dealer sales meetings. The Organizational and Offering Expenses paid by the Company in connection with each public offering of Equity Shares of the Company, together with all Selling Commissions, the marketing support fee and due diligence reimbursements incurred by the Company, will not exceed 13% of the proceeds raised in connection with such offering.

“Performance Fee” means the fee payable to the Advisor under certain circumstances if certain performance standards have been met and the Subordinated Incentive Fee has not been paid.

“Permanent Financing” means financing to: (i) acquire Properties and make Loans or other Permitted Investments; (ii) pay any Acquisition Fees arising from any Permanent Financing; and (iii) refinance outstanding amounts on the Line of Credit. Permanent Financing may be in addition to any borrowing under the Line of Credit.

“Permitted Investments” means all investments that the Company may acquire pursuant to ~~these~~the Articles of Incorporation and the Bylaws, other than short-term investments acquired for purposes of cash management.

“Person” means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), but does not include ~~(i)~~ an underwriter that participates in a public offering of Equity Shares for a period of 60 days following the initial purchase by such underwriter of such Equity Shares in such public offering, ~~or (ii) CNL Income Corp., during the period ending December 31, 2004,~~ provided that the foregoing exclusion shall apply only if the ownership of such Equity Shares by an underwriter ~~or CNL Income Corp.~~ would not cause the Company to fail to qualify as a REIT by reason of being “closely-held” within the meaning of Section 856(a) of the Code or otherwise cause the Company to fail to qualify as a REIT.

“Preferred Shares” means any class or series of preferred stock, par value $.01 per share, of the Company that may be issued from time to time in accordance with the terms of ~~these~~the Articles of Incorporation and applicable law, as described in Section 7.3 hereof.

“Property” or “Properties” means interests in (i) the Real Properties, including the buildings and equipment located thereon, (ii) the Real Properties only, or (iii) the buildings only, including equipment located therein; where, in each such enumerated instance, such interest is acquired by the Company, either directly or indirectly through joint ventures, partnerships, or other legal entities.

“Prospectus” means the same as that term is defined in Section 2(10) of the Securities Act of 1933, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act of 1933 or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling securities to the public.

“Real Estate Asset Value” or “Contract Purchase Price” means the amount actually paid or allocated to the purchase, development, construction or improvement of a Property, exclusive of Acquisition Fees and Acquisition Expenses.

“Real Property” or “Real Estate” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“REIT” means real estate investment trust as defined pursuant to Sections 856 through 860 of the Code.

“REIT Provisions of the Code” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“Roll-Up Entity” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“Roll-Up Transaction” means a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include: (i) a transaction involving securities of the Company that have been listed on a national securities exchange or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System for at least 12 months; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or the investment objectives of the Company.~~

“Sale” or “Sales” (i) means any transaction or series of transactions whereby: (a) the Company sells, grants, transfers, conveys or relinquishes its ownership of any Property, Loan or other Permitted Investment or portion thereof, including the lease of any Property consisting of the building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (b) the Company sells, grants, transfers, conveys or relinquishes its ownership of all or substantially all of the interest of the Company in any Joint Venture in which it is a co-venturer or partner; (c) any Joint Venture in which the Company as a co-venturer or partner sells, grants, transfers, conveys or relinquishes its ownership of any Property, Loan or other Permitted Investment or portion thereof, including any event with respect to any Property, Loan or other Permitted Investment which gives rise to insurance claims or condemnation awards; or (d) the Company sells, grants, conveys, or relinquishes its interest in any Loan or other Permitted Investment, or portion thereof, including any event with respect to any Loan or other Permitted Investment which gives rise to a significant amount of insurance proceeds or similar awards, but (ii) shall not include any transaction or series of transactions specified in clause (i)(a), (i)(b), or (i)(c) above in which the proceeds of such transaction or series of transactions are reinvested in one or more Properties, Loans or other Permitted Investments within 180 days thereafter.

“Securities” means Equity Shares, Excess Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“Selling Commissions” means any and all commissions payable to underwriters, managing dealers, or other broker-dealers in connection with the sale of Equity Shares, including, without limitation, commissions payable to CNL Securities Corp.

“Soliciting Dealers” means those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Managing Dealer to sell Equity Shares.

“Sponsor” means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is that of an independent property manager of the Company’s Properties, Loans or other Permitted Investments, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:

(i)	taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

(ii)	receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;

(iii)	having a substantial number of relationships and contacts with the Company;

(iv)	possessing significant rights to control the Company’s Properties;

(v)	receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or

(vi)	providing goods or services to the Company on a basis which was not negotiated at arms length with the Company.

“Stock Option Plan” means a plan that provides for the matters set forth in Rule 260.140.41 of Section 25140 of the Corporations Code of California, as in effect as of the date of ~~these~~the Articles of Incorporation.

“Stockholders’ 8% Return” means as of each date, an aggregate amount equal to an 8% cumulative, noncompounded, annual return on Invested Capital.

“Stockholders” means the registered holders of the Company’s Equity Shares.

“Subordinated Incentive Fee” means the fee payable to the Advisor under certain circumstances if the Common Shares are Listed.

“Termination Date” means the date of termination of the Advisory Agreement.

“Total Proceeds” means Gross Proceeds plus Loan proceeds from Permanent Financings and the Line of Credit that are used to make or acquire Properties, Loans or other Permitted Investments.

“Unimproved Real Property” means Property in which the Company has a direct or indirect equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE 2

BOARD OF DIRECTORS

SECTION 0.1    Number.  The total number of Directors ~~initially~~ shall be five (5), which number may be increased or decreased from time to time by resolution of the Directors then in office ~~or by an affirmative vote of the~~, subject to any express rights of any holders of ~~a majority~~any series of ~~the Equity~~Preferred Shares ~~outstanding and entitled to vote;~~ to elect additional Directors under specified circumstances; provided, however, that the total number of Directors shall ~~be~~ not be fewer than three (3) ~~and not more than fifteen (15), subject to the Bylaws and to any express rights of any holders of any series of Preferred Shares to elect additional directors under specified circumstances. A~~. Until Listing, a majority of the Board of Directors will be Independent Directors except for a period of 90 days after the death, removal or resignation of an Independent Director~~.~~    and Independent Directors shall nominate replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the entire Board of Directors. Any other vacancy will be filled at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the remaining Directors, whether or not sufficient to constitute a quorum. For the purposes of voting for Directors, at any annual meeting or at any special meeting of the Stockholders called for that purpose, each Equity Share of stock entitled to vote generally in the election of Directors may be voted for as many individuals as there are ~~directors~~Directors to be elected and for whose election ~~the~~such Equity Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

SECTION 0.2    Experience.  ~~A~~Until Listing, a Director shall have had at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company~~. At~~ and at least one of the Independent Directors shall have three (3) years of relevant real estate experience.

SECTION 0.3    Committees.  Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion, provided that, until Listing, the majority of the members of each committee are Independent Directors.

SECTION 0.4    Initial Board; Term.  The ~~initial~~current Directors are James M. Seneff, Jr., ~~Robert A. Bourne~~Thomas K. Sittema, Bruce Douglas, ~~Dennis N. Folken~~Adam J. Ford and Robert J. Woody. Each Director

shall hold office ~~for one (1) year from the date of his or her election,~~ until the next annual meeting of Stockholders and until his successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

SECTION 0.5    Approval by Independent Directors.  ~~A~~Until Listing, a majority of the Independent Directors must approve all matters to which Sections 4.1, 4.2, 4.5, 4.6, 4.7, 4.8, 4.10, 4.12, 5.1, 5.2, 5.4(xi) and (xiv), 8.1, 9.2 and ~~9.4~~9.3 herein apply.

SECTION 0.6    Resignation, Removal or Death.  Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote, without the necessity for concurrence by the Directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

~~SECTION 2.7    Business Combination Statute.  Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Company and any Person.~~

~~SECTION 2.8    Control Share Acquisition Statute.  Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.~~

ARTICLE 3

POWERS OF DIRECTORS

SECTION 0.1    General.  Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by ~~these~~the Articles of Incorporation. The Directors have established the written policies on investments and borrowing set forth in this Article III and Article V hereof and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. ~~A majority of the Board of Directors, including a majority of Independent Directors, hereby ratify these Articles of Incorporation, which shall be construed with a presumption in favor of the grant of power and authority to the Directors. Any construction of these~~Any construction of the Articles of Incorporation or determination made in good faith by the Directors concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of ~~these~~the Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

SECTION 0.2    ~~Specific Powers and Authority.  Subject only to the express limitations herein, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:~~

~~(i)        Investments.   Subject to Article V and Section 9.5 hereof, to invest in, purchase or otherwise acquire and to hold Company Property of any kind wherever located, or rights or interests therein or in~~

~~connection therewith, all without regard to whether such Company Property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of Assets held by the Company.(ii)~~ REIT Qualification. The Board of Directors shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs ~~(as those terms are defined in Section 1.5 hereof)~~. In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT~~; provided, however, that in the event that~~ until such time as the Board of Directors determines~~, by vote of at least two-thirds (2/3) of the Directors,~~ that it no longer is in the best interests of the Company to qualify as a REIT~~, the Board of Directors shall take such actions as are required by the Code, the MGCL and other applicable law, to cause the matter of termination of qualification as a REIT to be submitted to a vote of the Stockholders of the Company pursuant to Section 8.2.~~. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

~~(iii)        Sale, Disposition and Use of Company Property.  Subject to Article V and Sections 9.5 and 10.3 hereof, the Board of Directors shall have the authority to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or the Directors) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.~~

~~(iv)        Financings.  To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (a) include evidencing the same by issuance of Securities of the Company and (b) may have such provisions as the Directors determine; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, that the Company’s Leverage, may not exceed 300% of Net Assets. Any excess in borrowing over such 300% level shall be approved by a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the REIT, along with justification for such excess.~~

~~(v)         Lending.  Subject to the provisions of Sections 6.4(ii) and 9.5 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.~~

~~(vi)         Issuance of Securities.  Subject to the provisions of Article VII hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights; maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine, to list any of the Securities of the Company on any securities exchange; to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company; and to acquire Excess Shares from the Excess Shares Trust pursuant to Section 7.7(x).~~SECTION 0.3 Issuance of Securities. The Board of Directors may authorize the issuance from time to time of Equity Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Equity Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (including as compensation for the Independent Directors or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Articles of Incorporation or the Bylaws.

~~(vii)       Expenses and Taxes.  To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of these Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.~~

~~(viii)       Collection and Enforcement.  To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company’s affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.~~

~~(ix)         Deposits.  To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.~~

~~(x)          Allocation; Accounts.    To determine whether moneys, profits or other Assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders’ equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.~~

~~(xi)        Valuation of Property.    To determine the value of all or any part of the Company Property and of any services, Securities, or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.~~

~~(xii)       Ownership and Voting Powers.    To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Mortgages, Securities, Real Estate, Loans and other Permitted Investments and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.~~

~~(xiii)      Officers, Etc.; Delegation of Powers.  To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company’s Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 9.5 hereof, any Director and Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to~~

~~committees of Directors or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Directors or as their attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.~~

~~(xiv)         Associations.  Subject to Section 9.5 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.~~

~~(xv)         Reorganizations, Etc.  Subject to Sections 10.2 and 10.3 hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.~~

~~(xvi)         Insurance.  To purchase and pay for out of Company Property insurance policies insuring the Stockholders, Company and the Company Property against any and all risks, and insuring the Directors, Advisors and Affiliates of the Company individually (each an “Insured”) against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability, provided that such insurance be limited to the indemnification permitted by Section 9.2 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company. The Board of Directors’ power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws and the NASAA REIT Guidelines, as in effect at the commencement of the Initial Public Offering.~~

~~(xvii)        Distributions.   To declare and pay dividends or other Distributions to Stockholders, subject to the provisions of Section 7.2 hereof.~~

~~(xviii)      Discontinue Operations; Bankruptcy.   To discontinue the operations of the Company (subject to Section 10.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.~~

~~(xix)         Termination of Status.  To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code; provided, however, that the Board of Directors shall take no action to terminate the Company’s status as a real estate investment trust under the REIT Provisions of the Code until such time as (a) the Board of Directors adopts a resolution recommending that the Company terminate its status as a real estate investment trust under the REIT Provisions of the Code, (b) the Board of Directors presents the resolution at an annual or special meeting of the Stockholders and (c) such resolution is approved by the holders of a majority of the issued and outstanding Common Shares.~~

~~(xx)          Fiscal Year.  Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.~~

~~(xxi)      Seal.  To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.~~

~~(xxii)     Bylaws.  To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of these Articles of Incorporation, and further provided that the Directors may not amend the Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders.~~

~~(xxiii)     Listing of Common Shares.  To cause the Listing at any time after completion of the Initial Public Offering, but, in the event Listing does occur, in no event shall such Listing occur later than December 31, 2015. If the Board of Directors does not cause the Listing, the Company will automatically terminate and dissolve on December 31, 2015, pursuant to Section 11.1 of the Articles of Incorporation.~~

~~(xxiv)    Further Powers.  To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.~~

~~SECTION 3.3     Determination of Best Interest of Company.  In determining what is in the best interest of the Company, a Director shall consider the interests of the Stockholders of the Company and, in his or her sole and absolute discretion, may consider (i) the interests of the Company’s employees, suppliers, creditors and customers, (ii) the economy of the nation, (iii) community and societal interests, and (iv) the long-term as well as short-term interests of the Company and its Stockholders, including the possibility that these interests may be best served by the continued independence of the Company.~~

SECTION 3.4     Determinations by Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of Equity Shares: (i) the amount of the Net Income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its capital stock or the payment of other Distributions; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operation, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation or resolution of any ambiguity with respect to any provision of the Articles of Incorporation (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Equity Shares) or the Bylaws; (v) the fair value, or any sale, bid or ask price to be applied in determining the fair value, of any asset owned or held by the Company or of any Equity Shares; (vi) the number of shares of any class; (vii) any matter relating to the acquisition, holding and disposition of any Assets by the Company; (viii) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; (ix) any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization; or (x) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Articles of Incorporation or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

ARTICLE 4

ADVISOR

SECTION 0.1     Appointment and Initial Investment of Advisor.  The Directors are responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Directors are not required personally to conduct the business of the Company, and they may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Directors may, in their sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times and terms that a particular Advisor may be retained. ~~As of the date of these Articles of Incorporation, the~~The Advisor is the holder of 20,000 Common Shares, representing an initial investment of $200,000. The Advisor or any Affiliate may not sell this initial investment while the Advisor remains a Sponsor but may transfer the 20,000 Common Shares to other Affiliates.

SECTION 0.2    Supervision of Advisor.  The Directors shall evaluate the performance of the Advisor before entering into or renewing an advisory contract and the criteria used in such evaluation shall be reflected in the minutes of meetings of the Board. The Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions which conform to general policies and principles established by the Directors.

The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such procedures, operations and programs are in the best interests of the Stockholders and are fulfilled.

The Board of Directors is also responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are in the best interests of the Stockholders and each such determination shall be reflected in the minutes of the meeting of the Board of Directors. In addition, a majority of the Independent Directors and a majority of Directors not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates. A majority of the Independent Directors also will be responsible for reviewing the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services to be performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out and each such determination shall be reflected in the minutes of the meeting of the Board of Directors. Specifically, the Independent Directors will consider factors such as the Net Assets and Net Income of the Company, the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Company’s portfolio, the success of the Advisor in generating opportunities that meet the investment objectives of the Company, rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, whether paid by the Company or by others with whom the Company does business, the quality and extent of service and advice furnished by the Advisor, the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and the quality of the portfolio of the Company relative to the investments generated by the Advisor for its own account. The Independent Directors also shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 0.3    Fiduciary Obligations.  The Advisor has a fiduciary responsibility to the Company and to the Stockholders.

SECTION 0.4    Affiliation and Functions.  The Directors, by resolution or in the Bylaws, may provide guidelines, provisions, or requirements concerning the affiliation and functions of the Advisor.

SECTION 0.5    Termination.    Either a majority of the Independent Directors or the Advisor may terminate the advisory contract on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function.

SECTION 0.6    Subordinated Disposition Fee.    The Company shall pay the Advisor a deferred, subordinated disposition fee upon Sale of one or more Properties, Loans or other Permitted Investments, in an amount equal to the lesser of (i) one-half of a Competitive Real Estate Commission, or (ii) 3% of the sales price of such Property or Properties (or comparable competitive fee in the case of a Loan or other Permitted Investment).

Payment of such fee shall be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property, Loan or other Permitted Investment and shall be subordinated to receipt by the Stockholders of Distributions equal to or greater than the sum of (a) their aggregate Stockholders’ 8% Return and (b) 100% of their Invested Capital. If, at the time of a Sale, payment of such disposition fee is deferred because the subordination conditions have not been satisfied, then the disposition fee shall be paid at such later time as the subordination conditions are satisfied. Upon Listing, if the Advisor has accrued but not been paid such disposition fee, then for purposes of determining whether the subordination conditions have been satisfied, Stockholders will be deemed to have received a Distribution in the amount equal to the product of the total number of Common Shares outstanding and the average closing price of the Common Shares over a period, beginning 180 days after Listing, of 30 days during which the Common Shares are traded.

SECTION 0.7    Subordinated Share of Net Sales Proceeds.   The Company shall pay the Advisor a deferred, subordinated share of Net Sales Proceeds equal to 10% of Net Sales Proceeds from the Sale of one or more Properties, Loans or other Permitted Investments of the Company, payable after receipt by the Stockholders of Distributions equal to or greater than the sum of (i) the Stockholders’ 8% Return and (ii) 100% of Invested Capital. Following Listing, no share of Net Sales Proceeds will be paid to the Advisor.

SECTION 0.8    Subordinated Incentive Fee.

(i)        At such time, if any, as Listing occurs, the Advisor shall be paid the Subordinated Incentive Fee in an amount equal to 10% of the amount by which (a) the market value of the Company (as defined below) plus the total Distributions made to Stockholders from the Company’s inception until the date of Listing exceeds (b) the sum of (1) Invested Capital and (2) the total Distributions required to be made to the Stockholders in order to pay the Stockholders’ 8% Return from inception through the date the market value is determined. For purposes of calculating the Subordinated Incentive Fee, the market value of the Company shall be the average closing price or average of bid and asked price, as the case may be, over a period of 30 days during which the Common Shares are traded with such period beginning 180 days after Listing. In the case of multiple Advisors, Advisors and any Affiliate shall be allowed incentive fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to Company assets by each respective Advisor or any Affiliate. The Subordinated Incentive Fee will be reduced by the amount of any prior payment to the Advisor of a deferred, subordinated share of Net Sales Proceeds from Sales of Properties, Loans and other Permitted Investments of the Company.

(ii)       In no event shall the Company pay a single Advisor both the Subordinated Incentive Fee and the Performance Fee.

(iii)      In the event that the Company becomes a perpetual life entity, which will occur if the Common Shares become Listed, the Company and the Advisor will negotiate in good faith a fee structure appropriate for an entity with a perpetual life, subject to approval by a majority of the Independent Directors. In negotiating a new fee structure, the Independent Directors shall consider all of the factors they deem relevant. These are expected to include, but will not necessarily be limited to: (a) the amount of the advisory fee in relation to the asset value, composition, and profitability of the Company’s portfolio; (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Company; (c) the rates charged to other REITs and to investors other than REITs by Advisors that perform the same or similar services; (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (e) the quality and extent of service and advice furnished by the Advisor; (f) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, and number and frequency of problem investments; and (g) the quality of the Property, Loan and other Permitted Investments portfolio of the Company in relationship to the investments generated by the Advisor for its own account. The Board of Directors, including a majority of the Independent Directors, may not approve a new fee structure that, in its judgment, is more favorable to the Advisor than the current fee structure.

SECTION 0.9    Performance Fee.   Upon termination of the Advisory Agreement, the Advisor shall be entitled to receive a Performance Fee if performance standards satisfactory to a majority of the Board of Directors, including a majority of the Independent Directors, when compared to (i) the performance of the Advisor in comparison with its performance for other entities; and (ii) the performance of other advisors for similar entities, have been met. If Listing has not occurred, the Advisor shall be paid the Performance Fee in an amount equal to 10% of the amount by which (a) the appraised value of the assets of the Company on the Termination Date, less any indebtedness secured by such assets, plus the total Distributions paid to Stockholders from the Company’s inception through the Termination Date, exceeds (b) the sum of 100% of Invested Capital plus an amount equal to the Stockholders’ 8% Return from inception through the Termination Date. The Advisor shall be entitled to receive all accrued but unpaid compensation and expense reimbursements in cash within 30 days of the Termination Date. All other amounts payable to the Advisor in the event of a termination shall be evidenced by a promissory note and shall be payable from time to time. The Performance Fee will be paid in 12 equal quarterly installments without interest on the unpaid balance, provided, however, that no payment will be made in any quarter in which such payment would jeopardize the Company’s REIT status, in which case any such payment or payments will be delayed until the next quarter in which payment would not jeopardize REIT status. Notwithstanding the preceding sentence, any amounts which may be deemed payable at the date the obligation to pay the Performance Fee is incurred which relate to the appreciation of the Company’s assets shall be an amount which provides compensation to the terminated Advisor only for that portion of the holding period for the respective assets during which such terminated Advisor provided services to the Company. If Listing occurs, the Performance Fee, if any, payable thereafter will be as negotiated between the Company and the Advisor. The Advisor shall not be entitled to payment of the Performance Fee in the event the Advisory Agreement is terminated because of failure of the Company and the Advisor to establish a fee structure appropriate for a perpetual-life entity at such time, if any, as the Common Shares become Listed. The Performance Fee, to the extent payable at the time of Listing, will not be paid in the event that the Subordinated Incentive Fee is paid.

SECTION 0.10    Acquisition Fee and Acquisition Expenses.  The Company shall pay the Advisor a fee in the amount of up to 3.0% of Total Proceeds as an Acquisition Fee. No Acquisition Fees will be paid on loan proceeds from any Line of Credit until such time as all Net Offering Proceeds have been invested by the Company. Acquisition Fees shall be reduced to the extent that, and if necessary to limit, the total compensation paid to all persons involved in the acquisition of any Property or the making or acquisition of any Loan or other Permitted Investment to the amount customarily charged in arms-length transactions by other persons or entities rendering similar services as an ongoing public activity in the same geographical location and for comparable types of Assets, and to the extent that other acquisition fees, finder’s fees, real estate commissions, or other similar fees or commissions are paid by any person in connection with the transaction. The Company shall reimburse the Advisor for Acquisition Expenses incurred in connection with the selection and acquisition of any Property or the making or acquisition of any Loan or other Permitted Investment, provided that reimbursement shall be limited to the actual cost of goods and services used by the Company and obtained from entities not affiliated with the Advisor, or the lesser of the actual cost or 90% of the competitive rate charged by unaffiliated persons providing similar goods and services in the same geographic location for goods or services provided by the Advisor or its Affiliates. The total of all Acquisition Fees and any Acquisition Expenses shall be reasonable and shall not exceed an amount equal to 6% of the Real Estate Asset Value or the Contract Purchase Price of a Property, or in the case of a Loan or other Permitted Investment, 6% of the funds advanced, unless a majority of the Board of Directors, including a majority of the Independent Directors not otherwise interested in the transaction, approves fees in excess of these limits subject to a determination that the transaction is commercially competitive, fair and reasonable to the Company.

SECTION 0.11    Asset Management Fee.    The Company shall pay the Advisor a monthly Asset Management Fee in an amount equal to 0.08334% of the Company’s Real Estate Asset Value, the outstanding principal amount of any Loans and the amount invested in other Permitted Investments, as of the end of the preceding month. Specifically, Real Estate Asset Value equals the amount invested in the Properties wholly owned by the Company, determined on the basis of cost, plus, in the case of Properties owned by any Joint Venture or partnership in which the Company is a co-venturer or partner, the portion of the cost of such Properties paid by the Company, exclusive of Acquisition Fees and Acquisition Expenses. The Asset Management Fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the Asset Management Fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine.

SECTION 0.12   Reimbursement for Operating Expenses.  The Company incurs operating expenses which, in general, are those expenses relating to administration of the Company on an ongoing basis. The Company will not reimburse the Advisor at the end of any fiscal quarter for Operating Expenses that, in the four consecutive fiscal quarters then ended (the “Expense Year”) exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. Within 60 days after the end of any fiscal quarter of the Company for which total Operating Expenses for the Expense Year exceed the 2%/25% Guidelines, the Advisor shall reimburse the Company the amount by which the total Operating Expenses paid or incurred by the Company exceed the 2%/25% Guidelines.

ARTICLE 5

INVESTMENT OBJECTIVES AND LIMITATIONS

SECTION 0.1    Investment Objectives.  The Company’s primary investment objectives are to preserve, protect, and enhance the Company’s Assets; while (i) paying Distributions at an increasing rate; (ii) obtaining fixed income primarily through the receipt of minimum annual base rent or the receipt of payments on loans, and increasing the Company’s income (and Distributions) and providing protection against inflation primarily through periodic increases in rent over the lease term or increases in rent based on increases in consumer price indices, and the payment of percentage rent generally based on a percentage of gross revenues at the Properties over certain thresholds; (iii) owning a diversified portfolio of primarily triple-net leased Real Estate that will increase in value; (iv) qualifying and continuing to qualify as a REIT for federal income tax purposes; and (v) providing stockholders of the Company with liquidity of their investment, either in whole or in part, ~~on or before December 31, 2015, through (a) Listing, or, (b) if Listing does not occur by December 31, 2015, the commencement of an orderly Sale of the Company’s Assets, outside the ordinary course of business and consistent with its objective of qualifying as a REIT, and distribution of the proceeds thereof or merging the Company with another entity in a transaction which provides the Company’s Stockholders with cash or securities of a publicly traded company, unless stockholders owning a majority of the Company’s Equity Shares elect to extend the duration of the Company by amendment of these Articles of Incorporation~~as provided in Section 11.1 hereof. The sheltering from tax of income from other sources is not an objective of the Company. Subject to Section 3.2~~(ii)~~ hereof and to the restrictions set forth herein, the Directors will use their best efforts to conduct the affairs of the Company in such a manner as to qualify and continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code; provided, however, no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 9.2 hereof.

SECTION 0.2    Review of Policies.   ~~The~~Until Listing, the Independent Directors shall review the investment policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.

SECTION 0.3    Certain Investments Which the Company is Permitted to Make.  Consistent with the Company’s objective of qualifying as a REIT, other than those investments prohibited by Section 5.4 of ~~these~~the Articles of Incorporation, the Company may make investments which it may lawfully make under applicable law and which shall include, without limitation:

(i)        The Company may acquire interests in Properties including, but not limited to, any Real Estate that may be leased on a triple-net basis or otherwise.

(ii)       The Company may invest in Joint Ventures with the Advisor, one or more Directors or any Affiliate~~, if~~; provided, however, that, prior to Listing, a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction~~,~~ must approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

(iii)      The Company may invest in equity securities ~~if~~; provided, however, that, prior to Listing, a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction must approve such investment as being fair, competitive and commercially reasonable.

(iv)      The Company may invest in Loans and other Permitted Investments.

SECTION 0.4    Investment Limitations.  ~~In~~Until Listing, in addition to other investment restrictions imposed by the Directors from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:

(i)        Not more than 10% of the Company’s total Assets shall be invested in Unimproved Real Property or Mortgage Loans on Unimproved Real Property. For purposes of this paragraph, “Unimproved Real Property” does not include any Property or Real Estate under construction, under contract for development or planned for development within one year.

(ii)       The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to interest rate futures, when used solely for hedging purposes.

(iii)      The Company shall not invest in or make Mortgage Loans unless an appraisal is obtained concerning the underlying Property. Mortgage indebtedness on any Property shall not exceed such Property’s appraised value. In cases in which a majority of Independent Directors so determine, and in all cases in which the Mortgage Loan involves the Advisor, Directors, or Affiliates, such appraisal of the underlying Property must be obtained from an Independent Expert. Such appraisal shall be maintained in the Company’s records for at least five years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(iv)      The Company may not make or invest in Mortgage Loans, including construction loans, on any one Property if the aggregate amount of all Mortgage Loans outstanding on the Property, including the other Loans of the Company would exceed an amount equal to 85% of the appraised value of the Property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all Mortgage Loans outstanding on the Property, including the other Loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged Property), the current payment of which may be deferred pursuant to the terms of such Loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the Loan.

(v)       The Company shall not invest in indebtedness (“Junior Debt’’) secured by a mortgage on Real Property which is subordinate to the lien or other indebtedness (“Senior Debt’’), except where such amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such Real Property, if after giving effect thereto, the value of all such Mortgage Loans of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company’s tangible assets. The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements shall be limited to 10% of the Company’s tangible assets (which would be included within the 25% limitation).

(vi)      The Company shall not engage in any short sale, or borrow, on an unsecured basis, if such borrowing will result in an Asset Coverage of less than 300%, except that such borrowing limitation shall not apply to a first mortgage trust. “Asset Coverage,’’ for the purpose of this Section 5.4(vi) means the ratio which the value of the total assets of an issuer, less all liabilities and indebtedness except indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of such issuer.

(vii)     The Company may not make or invest in any Mortgage Loans that are subordinate to any mortgage, other indebtedness or equity interest of the Advisor, the Directors or any Affiliate of the Company.

(viii)    The Company will not invest in equity securities unless a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive and commercially reasonable and determine that the transaction will not jeopardize the

Company’s ability to qualify and remain qualified as a REIT. In addition, the Company shall not invest in any security of any entity holding investments or engaging in activities prohibited by ~~these~~the Articles of Incorporation.

(ix)       The Company shall not issue (a) equity securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to that certain redemption plan adopted or to be adopted by the Board of Directors from time to time, which, if the Company is then publicly offering Common Shares shall be on the terms outlined in a section in the Company’s Prospectus relating to the redemption of the Common Shares); (b) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service that higher level of debt; (c) Equity Shares on a deferred payment basis or under similar arrangements; (d) non-voting or assessable securities; (e) options, warrants, or similar evidences of a right to buy its securities (collectively, “Options”) unless (1) issued to all of its Stockholders ratably, (2) as part of a financing arrangement, or (3) as part of a Stock Option Plan available to Directors, executive officers or employees of the Company or the Advisor or its Affiliates. Options issuable to the Advisor, Director or any Affiliate thereof shall not exceed 10% of the outstanding Equity Shares on the date of grant. Options may not be issued at exercise prices less than the fair market value of the underlying securities on the date of grant and unless a majority of the Independent Directors approve such issuance as being in the best interests of the Company, and not for consideration (which may include services) that has a market value less than the value of such Option on the date of grant.

(x)        The Company shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

(xi)       A majority of the Directors shall authorize the consideration to be paid for each Property, based on the fair market value of the Property. If a majority of the Independent Directors determine, or if the Property is acquired from the Advisor, a Director, or an Affiliate thereof, such fair market value shall be determined by an Independent Expert selected by the Independent Directors.

(xii)      The Company will not engage in underwriting or the agency distribution of securities issued by others or in trading, as compared to investment activities.

(xiii)     The Company will not invest in any foreign currency or bullion or engage in short sales.

(xiv)     The maximum amount of the Company’s borrowings in relation to its Net Assets may not exceed an amount equal to 300% of its Net Assets, in the absence of a satisfactory showing that a higher level of borrowing is appropriate. In order to borrow an amount in excess of 300% of the Company’s Net Assets, a majority of the Company’s Independent Directors must approve the borrowing, and the borrowing must be disclosed and explained to stockholders in the Company’s first quarterly report after such approval occurs.

(xv)      The Company may borrow money from the Advisor, Director or any Affiliate thereof, upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances. Notwithstanding the foregoing, the Advisor and its Affiliates shall be entitled to reimbursement, at cost, for actual expenses incurred by the Advisor or its Affiliates on behalf of the Company or Joint Ventures in which the Company is a co-venturer.

(xvi)     The Company shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof, except as provided under Section 6.4(ii).

(xvii)    The Company will not operate so as to be classified as an “investment company” under the Investment Company Act of 1940, as amended.

(xviii)   The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT.

(xix)    In connection with that certain redemption plan adopted or to be adopted by the Board of Directors from time to time, the Company is prohibited from paying a fee to the Sponsor, Advisor, Directors or Affiliates on the repurchase of Equity Shares by the Company.

The foregoing investment limitations may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Equity Shares.

ARTICLE 6

CONFLICTS OF INTEREST

SECTION 0.1    Sales and Leases to Company.  ~~The~~Prior to Listing, the Company may purchase or lease a Property or Properties from the Advisor, Director, or any Affiliate only upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value.

SECTION 0.2    Sales and Leases to the Advisor, Directors or Affiliates.   ~~An~~Prior to Listing, an Advisor, Director or Affiliate may acquire or lease assets from the Company only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

SECTION 0.3    Other Transactions.

(i)        ~~No~~Prior to Listing, no goods or services will be provided by the Advisor or its Affiliates to the Company except for transactions in which the Advisor or its Affiliates provide goods or services to the Company in accordance with ~~these~~the Articles of Incorporation or if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

(ii)       ~~The~~Prior to Listing, the Company shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof, except (a) as provided under Section 5.4(iii), or (b) to subsidiaries of the Company or to ventures or to partnerships in which the Company holds a controlling interest. ~~Any~~Prior to Listing, any loans to the Company by the Advisor or its Affiliates must be approved by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

ARTICLE 7

SHARES

SECTION 0.1    Authorized Shares.  The total number of shares of capital stock which the Company is authorized to issue is one billion ~~three~~two hundred ~~twenty~~ million (~~1,320,000,000~~1,200,000,000 ) shares, consisting of one billion (1,000,000,000) Common Shares (as described in Section 7.2(ii) hereof)~~,~~ and two hundred million (200,000,000) Preferred Shares (as described in Section 7.3 hereof) ~~and one hundred twenty million (120,000,000) Excess Shares (as described in Section 7.7 hereof). Of the 120 million Excess Shares, 100 million are issuable in exchange for Common Shares and 20 million are issuable in exchange for Preferred Shares. All such shares shall be fully paid and nonassessable when issued. Shares of capital stock of the Company may be issued for such consideration as the Directors determine, or if issued as a result of a stock dividend or stock split, without any consideration~~. The aggregate par value of all authorized shares of stock having par value is $12,000,000. The Board of Directors, with the approval of a majority of the entire Board and without action by the Stockholders, may amend the Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of capital stock of the Company or the number of shares of capital stock of any class or series that the Company has the authority to issue.

If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 7.2(ii) or 7.3 hereof or this Section 7.1, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of the preceding paragraph. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (i) designate that class or series to distinguish it from all other classes and series of stock of the Company; (ii) specify the number of shares to be included in the class or series; (iii) set or change, subject to the provisions of Section 7.6 hereof and subject to the express terms of any class or series of stock of the Company outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of stock set or changed pursuant to clause (iii) of this Section 7.1 may be made dependent upon facts or events ascertainable outside the Articles of Incorporation (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document.

SECTION 0.2    Common Shares.

(i)        Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)       Description. Common Shares shall have a par value of $0.01 per share and, subject to the provisions of Section 7.6 hereof and except as may otherwise be specified in the Charter, shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 8.2 hereof~~, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights~~. The Board of Directors ~~are hereby expressly authorized, from time to time, to classify or~~may reclassify ~~and issue~~ any unissued Common Shares ~~by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation of the State of Maryland amended articles in substance and form as prescribed by Title 2 of the MGCL~~from time to time into one or more classes or series of stock.

(iii)      Distribution Rights. The holders of Common Shares shall be entitled to receive such Distributions as may be ~~declared~~authorized by the Board of Directors ~~of~~and declared by the Company out of funds legally available therefor.~~(iv)            Dividend or Distribution Rights.~~    The Directors from time to time may authorize, and the Company may declare and pay to Stockholders, such dividends or other Distributions in cash or other property as the Directors in their discretion shall determine. The Directors shall endeavor to authorize, and the Company shall endeavor to declare and pay, such dividends and other Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Directors and declared by the ~~Directors~~Company . The exercise of the powers and rights of the Directors pursuant to this section shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt ~~by any Person in whose name any~~of cash or other property by any registered holder of Equity Shares ~~are registered~~(based on the Company’s records ~~of the Company~~) or by ~~his~~such holder’s duly authorized agent shall be ~~a~~ sufficient to discharge ~~for all dividends or Distributions payable or deliverable in respect of such Equity Shares and from all~~the Company’s obligations with respect to the dividend or Distribution of such cash or other property, and the Company shall have no liability to ~~see~~inquire further with respect to the application thereof. ~~Distributions~~Prior to Listing, distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of ~~these~~the Articles of Incorporation; or distributions of in-kind property as long as the Directors (a) advise each Stockholder of the risks associated with direct ownership of the property; (b) offer each Stockholder the election of receiving in-kind property distributions; and (c) distribute in-kind property only to those Stockholders who accept the Directors’ offer.

(~~v~~iv)     Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company in liquidation, the aggregate assets available for distribution to holders of the Common Shares ~~(including holders of Excess Shares resulting from the conversion of Common Shares pursuant to Section 7.7(i) hereof)~~ shall be determined in accordance with applicable law. Subject to Section 7.7(vi) hereof, each holder of Common Shares shall be entitled to receive, ratably with ~~(a)~~ each other holder of Common Shares ~~and (b) each holder of Excess Shares resulting from the conversion of Common Shares~~, that portion of such aggregate assets available for distribution to the Common Shares as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares ~~and Excess Shares resulting from the conversion of Common Shares then outstanding~~.

(~~vi~~v)      Voting Rights. Except as may be provided in ~~these~~the Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company~~, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting~~.

SECTION 0.3    Preferred Shares. The ~~Directors are hereby expressly authorized, from time to time, to authorize and issue one or more series of Preferred Shares. To the extent preferred stock is issued in connection with an affiliated transaction, the issuance of Preferred Shares shall be approved by a majority of the Independent Directors who do not have an interest in the transaction and who have access, at the expense of the Company, to the Company’s or independent legal counsel. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series; provided however, that the voting rights for each share of the Preferred Shares shall not exceed voting rights which bear the same relationship to the voting rights of the Common Shares as the consideration paid to the Company for each of the Preferred Shares bears to the book value of the Common Shares on the date that such Preferred Shares are issued. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:~~ Board of Directors may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time into one or more classes or series of stock.

~~(i)        The designation of the series, which may be by distinguishing number, letter or title.~~

~~(ii)       The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.~~

~~(iii)       The redemption rights, including conditions and the price or prices, if any, for shares of the series.~~

~~(iv)       The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.~~

~~(v)        The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.~~

~~(vi)      Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments~~

~~thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.~~

~~(vii)       Restrictions on the issuance of shares of the same series or of any other class or series.~~

~~(viii)      The voting rights of the holders of shares of the series subject to the limitations contained in this Section 7.3.~~

~~(ix)        Any other relative rights, preferences and limitations on that series.~~

~~Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.~~

SECTION 0.4     General Nature of Equity Shares.  All Equity Shares shall be personal property entitling the Stockholders only to those rights provided in ~~these~~the Articles of Incorporation, the MGCL or in the resolution creating any class or series of such shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the interest in the Company conferred by their Equity Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Equity Shares. ~~Holders of Equity Shares shall not~~Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Sections 7.1, 7.2(ii) or 7.3, or as may otherwise be provided by a contract approved by the Board of Directors, no holder of Equity Shares shall have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell. Holders of Equity Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock or to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

SECTION 0.5     No Issuance of Share Certificates.  ~~The~~Unless otherwise determined by the Board of Directors, the Company shall not issue share certificates ~~except to Stockholders who make a written request to the Company~~. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her Equity Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company~~. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, in a form substantially similar to Section 7.6(viii), and required by the Bylaws and the MGCL or other applicable law~~.

SECTION 0.6     Restrictions on Ownership and Transfer.

(i)         Definitions.         For purposes of Sections 7.6 and 7.7 and any other provision of ~~these~~the Articles of Incorporation, the following terms shall have the meanings set forth below:

“Acquire” ~~means~~shall mean the acquisition of Beneficial or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire Equity Shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or a Constructive Owner. The terms “Acquires” and “Acquisition” shall have correlative meanings.

“Beneficial Ownership,” when used with respect to ownership of Equity Shares by any Person, shall mean ownership of Equity Shares which are (a) directly owned by such Person, (b) indirectly owned by such Person for purposes of Section 542(a)(2) of the Code, taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code or (c) beneficially owned by such Person pursuant to Rule 13d-3 under the Exchange Act. Whenever a Person Beneficially Owns Equity Shares that are not actually outstanding (e.g., shares issuable upon the exercise of an option or convertible security) (“Option Shares”), then, whenever ~~these~~the Articles of Incorporation require a determination of the percentage of outstanding shares of a class of Equity Shares Beneficially Owned by that Person, the Option Shares Beneficially Owned by that Person shall also be deemed to be outstanding. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean, with respect to any Excess Shares Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Company as the beneficiary or beneficiaries of such Excess Shares Trust, in accordance with the provisions of Section 7.7(iv).

“Business Day” shall mean any weekday that is not an official holiday in the State of ~~California.“Charter Effective Date” shall mean the date upon which these Articles of Incorporation are accepted for record by the State Department of Assessments and Taxation of the State of Maryland~~Florida.

“Constructive Ownership” shall mean ownership of Equity Shares by a Person who is or would be treated as a direct or indirect owner of such Equity Shares through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Own,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” shall mean a Stockholder of the Company for whom an Excepted Holder Limit is created by the Board of Directors of the Company pursuant to Section 7.6(iv)(b) hereof.

“Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors of the Company pursuant to Section 7.6(iv)(b), the ownership limit with respect to the Equity Shares of the Company established by the Board of Directors of the Company pursuant to Section 7.6(iv)(b) for or in respect of such holder.

“Excess Shares Trust” shall mean any separate trust created and administered in accordance with the terms of Section 7.7 for the exclusive benefit of any Beneficiary.

“Individual” shall mean (a) an “individual” within the meaning of Section 542(a)(2) of the Code, as modified by Section 544 of the Code and/or (b) any beneficiary of a “qualified trust” (as defined in Section 856(h)(3)(E) of the Code) which qualified trust is eligible for look-through treatment under Section 856(h)(3)(A) of the Code for purposes of determining whether a REIT is closely held under Section 856(a)(6) of the Code.

“Market Price” ~~means, until the Common Shares are Listed, the price per Common Share if Equity Shares have been sold during the prior quarter pursuant to a registration statement filed with the Securities and Exchange Commission and otherwise a price per Common Share determined on the basis of a quarterly valuation of the Company’s assets. Upon Listing, market price shall mean the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10)-day period for which Closing Prices are available)~~shall mean, with respect to any class or series of outstanding Equity Shares, the Closing Price for such Equity Shares on such date. The “Closing Price” on any date shall mean ~~(a) where there exists a public market for the Company’s Common Shares,~~ the last sale price for such Equity Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the ~~New York Stock Exchange~~NYSE or, if ~~the Common~~such Equity Shares are not listed or admitted to trading on the ~~New York Stock Exchange~~NYSE, as reported ~~in~~on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which ~~the Common~~such Equity Shares are listed or admitted to trading or, if ~~the Common~~such Equity Shares are not listed or admitted to trading on any national securities exchange, the last quoted price~~,~~ or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by ~~the Nasdaq Stock Market, Inc. or, if such system is no longer in use,~~ the principal ~~other~~ automated quotation system that may then be in use or ~~(b) if no public market for the Common Shares exists, the Closing Price will be determined by a single, independent appraiser~~, if such Equity Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Shares selected by the Board of Directors ~~of the Company which appraiser shall appraise the Market Price for such Common Shares within such guidelines as shall be~~or, in the event that no trading price is available for such Equity Shares, the fair market value of Shares, as determined in good faith by the Board of Directors ~~of the Company~~.

“Non-Transfer Event” shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own a greater number of Equity Shares than such Person Beneficially Owned or Constructively Owned immediately prior to such event. Non-Transfer Events include, but are not limited to, (a) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares or (b) the sale, transfer, assignment or other disposition of interests in any Person or of any securities or rights convertible into or exchangeable for Equity Shares or for interests in any Person that directly or indirectly results in changes in Beneficial Ownership or Constructive Ownership of Equity Shares.

“NYSE” shall mean the New York Stock Exchange.

“Ownership Limit” shall mean, with respect to each class or series of Equity Shares, 9.8% (by value) of the outstanding shares of such class or series of Equity Shares.

“Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 7.7(viii).

“Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from becoming or remaining the owner of record title to Equity Shares by the provisions of Section 7.7(i).

“Restriction Termination Date” shall mean the first day on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify under the Code as a REIT.

“Subsidiary” shall mean any direct or indirect subsidiary, whether a corporation, partnership, limited liability company or other entity, of the Company.

“Trading Day” shall mean a day on which the principal national securities exchange on which any of the Common Shares are listed or admitted to trading is open for the transaction of business or, if none of the Common Shares are listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Transfer” (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares (including but not limited to the initial issuance of Common Shares by the Company), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. “Transfer” (as a verb) shall have the correlative meaning.

“Trustee” shall mean any Person or entity, unaffiliated with both the Company and any Prohibited Owner (and, if different than the Prohibited Owner, the Person who would have had Beneficial Ownership of the Equity Shares that would have been owned of record by the Prohibited Owner), designated by the Company to act as trustee of any Excess Shares Trust, or any successor trustee thereof.

(ii)        Restriction on Ownership and Transfer.

(a)          Except as provided in Section 7.6(iv)(a), ~~from and after the Charter Effective Date and~~ until the Restriction Termination Date, any Transfer of Equity Shares that, if effective, would cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or any direct or indirect Subsidiary of the Company within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), and the intended transferee shall acquire no rights in such Equity Shares.

(b)          (1)        Except as provided in Section 7.6(iv)(b), ~~from and after the Charter Effective Date and~~ until the Restriction Termination Date, no Person (other than an Excepted Holder) shall Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit and no Excepted Holder shall Beneficially Own shares of any class or series of Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(2)        Except as provided in Section 7.6(iv)(b), ~~from and after the Charter Effective Date and~~ until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Person (other than an Excepted Holder) Beneficially Owning shares of any class or series of Equity Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such Equity Shares.

(3)        Except as provided in Section 7.6(iv)(b), ~~from and after the Charter Effective Date and~~ until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Excepted Holder Beneficially Owning shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Excepted Holder in excess of the applicable Excepted Holder Limit established for such Excepted Holder by the Board of Directors of the Company pursuant to Section 7.6(iv)(b), and the intended transferee shall acquire no rights in such Equity Shares.

~~(4)        Notwithstanding anything to the contrary set forth herein, the provisions of this Section 7.6(ii)(b) shall be applied only insofar as may be necessary to accomplish the intents and purposes of the foregoing.~~

(c)          ~~From and after the Charter Effective Date and until~~Until the Restriction Termination Date, any purported Transfer of Equity Shares that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such Equity Shares.

(d)          ~~From and after the Charter Effective Date and until~~Until the Restriction Termination Date, any purported Transfer that, if effective, would result in Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code shall be void ab initio and the intended transferee shall acquire no rights in such Equity Shares.

(e)          Except as provided in Section 7.6(iv)(a), ~~from and after the Charter Effective Date and~~ until the Restriction Termination Date, any purported Transfer that, if effective, would (1) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section

856(d)(3) of the Code, or (2) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases directly or indirectly from the Company a “qualified lodging facility” (within the meaning of Section 856(d)(8)(B) of the Code) to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, shall be void ab initio as to the Transfer of that number of Equity Shares that would cause such Person to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code or an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, as applicable, and the intended transferee shall acquire no rights in such Equity Shares.

~~(f)        Notwithstanding any other provision of these Articles of Incorporation, any person selling securities on behalf of the Company in its public offerings may not complete a sale of securities to a Stockholder until at least five (5) business days after the date the Stockholder receives a final Prospectus and shall send each Stockholder a confirmation of his or her purchase.~~

(iii)       Owners Required to Provide Information.

Until the Restriction Termination Date:

(a)       Every record owner of more than 5%, or such lower percentages as is then required pursuant to regulations under the Code, of the outstanding shares of any class or series of Equity Shares of the Company shall, no later than January 30 of each year, provide to the Company a written statement or affidavit stating the name and address of such record owner, the number of Equity Shares owned by such record owner, and a description of how such shares are held. Each such record owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such ownership on the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

(b)       Each Person who is a Beneficial Owner of Equity Shares and each Person (including the stockholder of record) who is holding Equity Shares for a Beneficial Owner shall, within thirty (30) days of receiving written request from the Company therefor, provide to the Company a written statement or affidavit stating the name and address of such Beneficial Owner, the number of Equity Shares Beneficially Owned by such Beneficial Owner, a description of how such shares are held, and such other information as the Company may request in order to determine the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

(iv)       Exceptions.

(a)        The Board of Directors of the Company, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may (prospectively or retroactively), in its sole discretion, waive the application of Section 7.6(ii)(a) or Section 7.6(ii)(e) to a Person subject, as the case may be, to any such limitations on Transfer, provided that (1) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person’s Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future result in the Company failing to satisfy the gross income limitations provided for in Sections 856(c)(2) and (3) of the Code and (2) insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (A) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (B) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the ~~conversion~~designation of such shares in excess of the original limit applicable to such Person ~~into Excess Shares pursuant to~~being subject to the treatment provided in Section 7.7(i).

(b)        The Board of Directors of the Company, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may (prospectively or retroactively), in its sole discretion, waive the application of the Ownership Limit to a Person otherwise subject to any such limit, provided that (1) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person’s Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future (A) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (B) cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code) and to fail either the 75% gross income test of Section 856(c)(3) of the Code or the 95% gross income test of Section 856(c)(2) of the Code, (C) result in the Equity Shares of the Company being beneficially owned by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, or (D) cause the Company to receive “impermissible tenant service income” within the meaning of Section 856(d)(7) of the Code, and (2) such Person provides to the Board of Directors of the Company such representations and undertakings, if any, as the Board of Directors of the Company, may in its sole and absolute discretion, require (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial Ownership of one or more other classes of Equity Shares not subject to the exception), and, insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (A) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (B) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the ~~conversion~~designation of such shares in excess of the original limit applicable to such Person ~~into Excess Shares pursuant to~~being subject to the treatment provided in Section 7.7(i).

(c)        The Board of Directors of the Company may only reduce the Excepted Holder Limit for an Excepted Holder (1) with the written consent of such Excepted Holder at any time or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit. Notwithstanding the foregoing, nothing in this Section 7.6(iv)(c) is intended to limit or modify the restrictions on ownership contained in Section 7.6(ii)(b) and the authority of the Board of Directors of the Company under Section 7.6(iv)(a).

(d)        Subject to Section 7.7(2)(c), the Board of Directors may from time to time increase the Ownership Limit for one or more Persons and decrease the Ownership Limit for all other Persons; provided, however, that the decreased Ownership Limit will not be effective for any Person whose percentage ownership in Equity Shares is in excess of such decreased Ownership Limit until such time as such Person’s percentage of Equity Shares equals or falls below the decreased Ownership Limit, but any further acquisition of Equity Shares in excess of such percentage ownership of Equity Shares will be in violation of the Ownership Limit and, provided further, that the new Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Equity Shares.

(v)        Public Market.     Notwithstanding any provision contained herein to the contrary, nothing in ~~these~~the Articles of Incorporation shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or any automated quotation system. In no event, however, shall the existence or application of the preceding sentence have the effect of deterring or preventing the ~~conversion~~transfer of Equity Shares ~~into~~to the Excess Shares Trust as contemplated herein.

(vi)      Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 7.6, including any definition contained in Section 7.6(i) above, the Board of Directors of the Company shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 7.6 with respect to any situation based on the facts known to it.

(vii)      Remedies Not Limited.  Except as set forth in Section 7.6(v) above, nothing contained in this Section 7.6 or Section 7.7 shall limit the authority of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders by preservation of the Company’s status as a REIT and to ensure compliance with the Ownership Limit or the Excepted Holder Limit.

(viii)      Notice to Stockholders Upon Issuance or Transfer. Upon issuance or transfer of Equity Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

“The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company’s status as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (a) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (b) Beneficially or Constructively Own shares of any class or series of Preferred Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding shares of such series of Preferred Shares; ~~or~~ (c) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being “closely held” under Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT; or (d) Transfer Common Shares or Preferred Shares if the Transfer (if effective) would result in Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership, of Common Shares and/or Preferred Shares in excess of the above limitations must immediately notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted Transfer, transaction or other event. Any purported Transfer of Common Shares and/or Preferred Shares which results in violation of the ownership or transfer limitations set forth in the Company’s Articles of Incorporation shall be void ab initio and the intended transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby will be automatically ~~converted into Excess Shares to the extent of violation of such limitations, and such Excess Shares will be automatically~~ transferred to an Excess Shares Trust, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company’s Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests.”

SECTION 0.7      Excess Shares.

(i)          ~~Conversion into~~ Excess Shares.

 (a)          If, notwithstanding the other provisions contained in the Articles of Incorporation, ~~from and after the Charter Effective Date and~~ prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person (other than an Excepted Holder) would Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit, or such that any Person that is an Excepted Holder would Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, then, except as otherwise provided in Section 7.6(iv), (1) the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Equity Shares Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of Equity Shares the ownership of which by a Beneficial Owner would cause (A) a Person to Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership

Limit or (B) an Excepted Holder to Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, as the case may be, (2) such number of Equity Shares in excess of the Ownership Limit or the applicable Excepted Holder Limit, as the case may be (rounded up to the nearest whole share), shall be ~~automatically converted into an equal number of Excess Shares and transferred to an Excess Shares Trust in accordance with~~treated as provided in this Section 7.7(iv) and (3) the Prohibited Owner shall submit the certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. ~~If the Equity Shares that are converted into Excess Shares are not shares of Common Shares, then the Excess Shares into which they are converted shall be deemed to be a separate series of Excess Shares with a designation and title corresponding to the designation and title of the shares that have been converted into the Excess Shares, followed by the words “Excess Shares” in the designation thereof. Such conversion into Excess Shares and transfer to an Excess Shares Trust~~Such treatment shall be effective as of the close of trading on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing ~~the~~such Equity Shares ~~so converted~~ may be submitted to the Company at a later date.

(b)        If, notwithstanding the other provisions contained in the Articles of Incorporation, (1) ~~from and after the Charter Effective Date and~~ prior to the Restriction Termination Date there is a purported Transfer or Non-Transfer Event that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (2) ~~from and after the Charter Effective Date and~~ prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT Subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (3) ~~from and after the Charter Effective Date and~~ prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event, that, if effective, would result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (4) ~~from and after the Charter Effective Date and~~ prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (A) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (B) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases, directly or indirectly from the Company, a “qualified lodging facility” within the meaning of Section 856(d)(8)(B) of the Code, to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, then, except to the extent a waiver was obtained with respect to such restriction pursuant to Section 7.6(iv), (X) the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the Equity Shares with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of Equity Shares, the ownership of which by such purported transferee or record holder would (AA) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (BB) cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a “taxable REIT Subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (CC) result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (DD)(i) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (ii) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases from the Company, directly or indirectly, a “qualified lodging facility” within the meaning of Section 856(d)(8)(B) of the Code, to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, (Y) such number of Equity Shares (rounded up to the nearest whole share) shall be ~~automatically converted into an equal number of Excess Shares and transferred to an Excess Shares Trust in accordance with~~treated as provided in this Section 7.7(iv) and (Z) the Prohibited Owner shall submit certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. ~~If the Equity Shares that are converted into Excess Shares are not Common Shares, then the Excess Shares into which they are converted shall be deemed to be a separate series of Excess Shares with a designation and title corresponding to the designation and title of the shares that have been converted into the Excess Shares, followed by the words “Excess Shares” in the designation thereof. Such conversion into Excess Shares and transfer to an Excess Shares Trust~~Such treatment shall be effective as of the close business on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing ~~the~~such Equity Shares ~~so converted~~ may be submitted to the Company at a later date.

~~(c)        Upon the occurrence of a conversion of Equity Shares into an equal number of Excess Shares, without any action required by any Person, including the Board of Directors of the Company, such Equity Shares shall be restored to the status of authorized but unissued shares of the particular class or series of Equity Shares that was converted into Excess Shares and may be reissued by the Company as that particular class or series of Equity Shares.~~

(ii)        Remedies for Breach.  If the Company, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section 7.6(ii) or that a Person intends to Acquire or has attempted to Acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 7.6(ii), the Company shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Company or instituting proceedings to enjoin such Transfer or Acquisition, but the failure to take any such action shall not affect the automatic ~~conversion~~transfer of Equity Shares ~~into Excess Shares and their transfer~~ to an Excess Shares Trust in accordance with Section 7.7(i) and Section 7.7(iv).

(iii)       Notice of Restricted Transfer.  Any Person who Acquires or attempts to Acquire Equity Shares in violation of Section 7.6(ii), or any Person ~~who owned~~whose Equity Shares ~~that~~ were ~~converted into Excess Shares and~~ transferred to an Excess Shares Trust pursuant to Sections 7.7(i) and 7.7(iv), shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition or purported change in Beneficial Ownership or Constructive Ownership, shall give at least fifteen (15) days prior written notice to the Company, of such event and shall provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, Acquisition, or Non-Transfer Event, as the case may be, on the Company’s status as a REIT.

(iv)       Ownership in Excess Shares Trust.  Upon any purported Transfer, Acquisition, or Non-Transfer Event that results in Excess Shares pursuant to Section 7.7(i), such Excess Shares shall be automatically and by operation of law transferred to one or more Trustees as trustee of one or more Excess Shares Trusts to be held for the exclusive benefit of one or more Beneficiaries. Any ~~conversion~~transfer of Equity Shares ~~into Excess Shares and transfer~~ to an Excess Shares Trust shall be effective as of the close of business on the Business Day prior to the date of the purported Transfer, Acquisition or Non-Transfer Event that results in the conversion. Excess Shares so held in trust shall remain issued and outstanding shares of capital stock of the Company.

(v)        Dividend Rights.  Each Excess Share shall be entitled to the same dividends and other distributions (as to both timing and amount) as may be ~~declared~~authorized by the Board of Directors ~~of~~and declared by the Company with respect to shares of the same class and series ~~as the Equity Shares that were converted into such Excess Shares~~. The Trustee, as record holder of the Excess Shares, shall be entitled to receive all dividends and other distributions and shall hold all such dividends and other distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to such Excess Shares shall repay to the Excess Shares Trust the amount of any dividends or other distributions received by it (a) that are attributable to any Equity Shares that have ~~been converted into~~transferred to the Excess Shares Trust and (b) which were distributed by the Company to stockholders of record on a record date which was on or after the date that such shares were ~~converted into~~transferred to the Excess Shares Trust. The Company shall have the right to take all measures that it determines reasonably necessary to recover the amount of any such dividend or other distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or other distributions payable on Equity Shares Beneficially Owned by the Person who, but for the provisions of Sections 7.6 and 7.7, would Constructively Own or Beneficially Own the Equity Shares that were ~~converted into~~transferred to the Excess Shares Trust; and, as soon as reasonably practicable following the Company’s receipt or withholding thereof, shall pay over to the Excess Shares Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

(vi)       Rights upon Liquidation.  In the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Company, each holder of Excess Shares shall be entitled to receive, ratably with each other holder of Equity Shares of ~~the same class and series as the shares which were converted into such~~such class or series, including other Equity Shares of such class or series which were transferred to the Excess Shares ~~and other holders of such Excess Shares~~Trust, that portion of the assets of the Company that is available for distribution to the holders of such Equity Shares. The Excess Shares Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, winding up or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in ~~the conversion of the shares into~~ Excess Shares, the product of (a) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (b) the number of Equity Shares which were so ~~converted into Excess Shares and held by~~transferred to the Excess Shares Trust, and, in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in ~~the conversion of the shares into~~ Excess Shares, the product of (1) the price per share equal to the Market Price for the shares that were ~~converted into such~~so transferred to the Excess Shares Trust on the date of such Non-Transfer Event or purported Transfer or Acquisition and (2) the number of Equity Shares which were so ~~converted into~~transferred to the Excess Shares Trust. Any remaining amount in such Excess Shares Trust shall be distributed to the Beneficiary; provided, however, that in the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the Assets of, the Company that occurs during the period in which the Company has the right to accept the offer to purchase Excess Shares under Section 7.7(x) hereof (but with respect to which the Company has not yet accepted such offer), then (A) the Company shall be deemed to have accepted such offer immediately prior to the time at which the liquidating distribution is to be determined for the holders of Equity Shares of ~~the same~~such class ~~and~~or series ~~as the shares which were converted into such Excess Shares~~ (or such earlier time as is necessary to permit such offer to be accepted) and to have simultaneously purchased such shares at the price per share set forth in Section 7.7(x), (B) the Prohibited Owner with respect to such Excess Shares shall receive in connection with such deemed purchase the compensation amount set forth Section 7.7(ix) (as if such shares were purchased by the Company directly from the Excess Shares Trust), (C) the amount, if any, by which the deemed purchase price exceeds such compensation amount shall be distributed to the Beneficiary and (D) accordingly, any amounts that would have been distributed with respect to such Excess Shares in such liquidation, winding-up or distribution (if such deemed purchase had not occurred) in excess of the deemed purchase price shall be distributed to the holders of the Equity Shares and holders of Excess Shares resulting from ~~the conversion of~~ such Equity Shares entitled to such distribution.

(vii)      Voting Rights.  The holders of Excess Shares shall not be entitled to voting rights with respect to such shares. Any vote by a Prohibited Owner as a purported holder of Equity Shares prior to the discovery by the Company that such Equity Shares have been ~~converted into~~transferred to the Excess Shares Trust shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Excess Shares; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind such vote.

(viii)     Designation of Permitted Transferee.

(a)        As soon as practicable after the Trustee acquires Excess Shares, but in an orderly fashion so as not to materially adversely affect the price of Equity Shares, the Trustee shall designate one or more Persons as Permitted Transferees and sell to such Permitted Transferees any Excess Shares held by the Trustee; provided, however, that (1) any Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Excess Shares and (2) any Permitted Transferee so designated may acquire such Excess Shares without violating any of the restrictions set forth in Section 7.6(ii) (assuming for this purpose the automatic ~~conversion~~re-designation of such Excess Shares into Equity Shares pursuant to clause (b) below) and without such acquisition resulting in the re-~~conversion~~transfer of the Equity ~~Shares underlying the Excess~~ Shares so acquired ~~into Excess Shares and the transfer of such shares to an~~to the Excess Shares Trust pursuant to Sections 7.7(i) and 7.7(iv). The Trustee shall have the exclusive and absolute right to designate Permitted Transferees of any and all Excess Shares. Prior to any transfer by the Trustee of Excess Shares to a Permitted Transferee, the Trustee shall give not less than five (5) Business Days’ prior written notice to the Company of such intended transfer to enable the Company to determine whether to exercise or waive its purchase rights under Section 7.7(x). No such transfer by the Trustee of Excess Shares to a Permitted Transferee shall be consummated unless the Trustee has received a written waiver of the Company’s purchase rights under Section 7.7(x).

(b)        Upon the designation by the Trustee of a Permitted Transferee and compliance with the provisions of this Section 7.7(viii), the Trustee shall cause to be transferred to the Permitted Transferee the Excess Shares acquired by the Trustee pursuant to Section 7.7(iv). Upon such transfer of Excess Shares to the Permitted Transferee, such Excess Shares shall ~~be automatically converted into an equal number of Equity Shares of the same class and series as the Equity Shares which were converted into such Excess Shares. Upon the occurrence of such a conversion of Excess Shares into an equal number of Equity Shares, such Excess Shares, without any action required by the Board of Directors of the Company, shall thereupon be restored to the status of authorized but unissued Excess Shares and may be reissued by the Company as~~no longer constitute Excess Shares. The Trustee shall (1) cause to be recorded on the stock transfer books of the Company that the Permitted Transferee is the holder of record of such number of Equity Shares, and (2) distribute to the Beneficiary any and all amounts held with respect to such Excess Shares after making payment to the Prohibited Owner pursuant to Section 7.7(ix).

(c)        If the Transfer of Excess Shares to a purported Permitted Transferee would or does violate any of the transfer restrictions set forth in Section 7.6(ii) (assuming for this purpose ~~the automatic conversion of~~that such Excess Shares ~~into Equity~~shall no longer constitute Excess Shares pursuant to clause (b) above), such Transfer shall be void ab initio as to that number of Excess Shares that cause the violation of any such restriction when such shares are ~~converted into Equity~~not Excess Shares (as described in clause (b) above) and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such Excess Shares ~~or Equity Shares. Such Equity Shares~~and such shares shall be automatically re-~~converted into Excess Shares and~~ transferred to the Excess Shares Trust from which they were originally Transferred. Such ~~conversion and~~ transfer to the Excess Shares Trust shall be effective as of the close of trading on the Business Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Section 7.7 shall apply to such shares, including, without limitation, the provisions of Sections 7.7(viii) through 7.7(x) with respect to any future Transfer of such shares by the Excess Shares Trust.

(ix)       Compensation to Record Holder of Equity Shares That Are Converted into Excess Shares.  Any Prohibited Owner shall be entitled (following acquisition of the Excess Shares and subsequent ~~designation of and~~ sale of Excess Shares to a Permitted Transferee in accordance with Section 7.7(viii) or following the acceptance of the offer to purchase such shares in accordance with Section 7.7(x)) to receive from the Trustee following the sale or other disposition of such Excess Shares the lesser of (a)(1) in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in the ~~conversion of such shares into~~ Excess Shares, the product of (A) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (B) the number of Equity Shares which were so ~~converted into~~transferred to the Excess Shares Trust and (2) in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in the ~~conversion of such shares into~~ Excess Shares, the product of (A) the price per share equal to the Market Price for the shares that were ~~converted into such~~transferred to the Excess Shares Trust on the date of such Non-Transfer Event or purported Transfer or Acquisition and (B) the number of Equity Shares which were so ~~converted into Excess Shares~~transferred, (b) the proceeds received by the Trustee from the sale or other disposition of such Excess Shares in accordance with Section 7.7(viii) or Section 7.7(x) or (c) the pro-rata amount of such Prohibited Owner’s initial capital investment in the Company properly allocated to such Excess Shares (determined by multiplying the Prohibited Owner’s total initial capital investment in the Company by a fraction, the numerator of which is the number ~~of shares~~ of the Prohibited Owner’s ~~Equity Shares converted into such~~ Excess Shares and the denominator of which is the total number of Equity Shares held (or purported to be held) by the Prohibited Owner immediately prior to ~~such conversion (including the shares so converted~~the transfer of the Prohibited Owner’s Excess Shares to the Excess Shares Trust (including such Excess Shares)). Any amounts received by the Trustee in respect of such Excess Shares that is in excess of such amounts to be paid to the Prohibited Owner pursuant to this Section 7.7(ix) shall be distributed to the Beneficiary. Each Beneficiary and Prohibited Owner shall be deemed to have waived and, if requested, shall execute a written confirmation of the waiver of, any and all claims that it may have against the Trustee and the Excess Shares Trust arising out of the disposition of Excess Shares, except for claims arising out of the gross negligence or willful misconduct of such Trustee or any failure to make payments in accordance with this Section 7.7 by such Trustee.

(x)        Purchase Right in Excess Shares.  Excess Shares shall be deemed to have been offered for sale to the Company or its designee, at a price per share equal to the lesser of (a) the price per share of Equity Shares in the transaction that created such Excess Shares (or, in the case of a Non-Transfer Event, Transfer or Acquisition in which the Prohibited Owner did not give value for the shares (e.g., if the shares were received through a gift or devise), the Market Price for the shares that were ~~converted into such~~transferred to the Excess Shares Trust on the date of such Non-Transfer Event, Transfer or Acquisition or (b) the Market Price for the shares that were ~~converted into such~~transferred to the Excess Shares Trust on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of ninety (90) days following the later of (1) the date of the Acquisition, Non-Transfer Event or purported Transfer which results in such Excess Shares or (2) the first to occur of (A) the date the Board of Directors of the Company first determined that an Acquisition, Transfer or Non-Transfer Event resulting in Excess Shares has occurred and (B) the date that the Company received a notice of such Acquisition, Transfer or Non-Transfer Event pursuant to Section 7.7(iii).

(xi)      Nothing in this Section 7.7 shall limit the authority of the Board of Directors of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company’s status as a REIT.

SECTION 0.8    Severability.  If any provision of this Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article VII shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 0.9    Waiver.    The Company shall have authority at any time to waive the requirements that Equity Shares be treated as Excess Shares ~~be issued~~ or be deemed outstanding in accordance with the provisions of this Article VII if the Company determines, based on an opinion of nationally recognized tax counsel, that the ~~issuance~~treatment of such shares as Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.5).

ARTICLE 8

STOCKHOLDERS

SECTION 0.1    Meetings of Stockholders. There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. ~~The~~Prior to Listing, the annual meeting will be held at a location convenient to the Stockholders, on a date which is a reasonable period of time following the distribution of the Company’s annual report to Stockholders but not less than thirty (30) days after delivery of such report. The Directors, including the Independent Directors, shall be required to take reasonable steps to insure that this is accomplished. A majority of the votes cast by the holders of Equity Shares present in person or by proxy at an annual meeting at which a quorum is present, ~~may~~shall, without the necessity for concurrence by the Directors, be sufficient to elect the Directors. A quorum shall be fifty percent (50%) of the then outstanding Equity Shares entitled to vote. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including at any time ~~by~~prior to Listing by the secretary of the Company upon the request of Stockholders holding, in the aggregate, not less than ten percent (10%) of the outstanding Equity Shares entitled to ~~be cast~~vote on any issue proposed to be considered at any such special meeting. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided by the Bylaws.

SECTION 0.2    Voting Rights of Stockholders. Subject to the provisions of any class or series of Equity Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (i) election or removal of Directors as provided in Sections ~~2.4,~~ 2.6 and 8.1 hereof; (ii) amendment of ~~these~~the Articles of Incorporation as provided in Section 10.1 hereof; (iii)

~~termination~~dissolution of the Company as provided in ~~Section  11.2~~Article XI hereof; (iv~~) reorganization of the Company as provided in Section 10.2 hereof; (v~~) merger, consolidation or sale or other disposition of all or substantially all of the Company Property, as provided in Section ~~10.3 hereof; (vi) termination of the Company’s status as a real estate investment trust under the REIT Provisions of the Code, as provided in Section 3.2(xix) hereof; and (vii) modification or elimination of the Company’s investment limitations, as provided in Section 5.4 hereof. The Stockholders may terminate the status of the Company as a REIT under the Code by a vote of holders of a majority of the Equity Shares outstanding and entitled to vote~~10.2 hereof; and (v) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Directors.

SECTION 0.3    Voting Limitations on Equity Shares held by the Advisor, Directors and Affiliates. With respect to Equity Shares owned by the Advisor, the Directors, or any of their Affiliates, neither the Advisor, nor the Directors, nor any of their Affiliates may, prior to Listing, vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, Directors or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Equity Shares necessary to approve a matter on which the Advisor, Directors and any of their Affiliates may not vote or consent, any Equity Shares owned by any of them shall not be included.

SECTION 0.4    ~~Stockholder Action to be Taken by Meeting. Any action required or permitted to be taken by the Stockholders of the Company must be effected at a duly called annual or special meeting of Stockholders of the Company at which a quorum is present and may not be effected by any consent in writing of such Stockholders.~~Extraordinary Actions. Except as otherwise specifically provided in the Articles of Incorporation, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Equity Shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Equity Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

SECTION 0.5    Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

SECTION 0.6    Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Equity Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and prior to Listing shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with, without limitation, matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.

If the Advisor or Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and the Directors shall be liable to any Stockholder requesting the list for the costs, including attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

SECTION 0.7    Reports.  The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Company within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the initial public offering of its securities which shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or changes paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; (vi) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving the Company, Directors, Advisors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions; and (vii) Distributions to the Stockholders for the period, identifying the source of such Distributions, and if such information is not available at the time of the distribution, a written explanation of the relevant circumstances will accompany the Distributions (with the statement as to the source of Distributions to be sent to Stockholders not later than sixty (60) days after the end of the fiscal year in which the distribution was made).

SECTION 8.8    Suitability of Stockholders.

(i)        Income and Net Worth Standards.  ~~According to the NASAA REIT Guidelines as in effect on March 10, 2004, the date these Articles of Incorporation were amended and restated~~Prior to Listing, Stockholders shall have (A) a minimum annual gross income of $45,000 and a minimum net worth (not including home, home furnishings and automobiles) of $45,000, or (B) a minimum net worth (not including home, home furnishings and automobiles) of $150,000. Suitability standards may vary from state to state.

(ii)        Determination that Sale to Stockholder is Suitable and Appropriate.  ~~Each~~Prior to Listing, each Soliciting Dealer who sells Equity Shares on behalf of the Company has the responsibility to make every reasonable effort to determine that the purchase of Equity Shares is appropriate for a Stockholder and that the requisite suitability standards are met.

(iii)        Minimum Investment.  State securities regulators may require minimum initial and subsequent cash investment amounts in any securities offering in which the Company is engaging which is subject to such state regulators’ jurisdiction.

SECTION 8.9        Reinvestment Plan.  The Company may adopt a reinvestment plan, on the terms and conditions approved by the Directors, pursuant to which Stockholders may elect to have the full amount of their cash Distributions from the Company reinvested in additional Equity Shares of the Company (“Reinvestment Plan”).

(i)         All material information regarding the Distributions reinvested and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to each Stockholder participating in any Reinvestment Plan at least annually.

(ii)        Each Stockholder participating in any Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in subparagraph (i) above.

             SECTION 8.10    Charter and Bylaws.  The rights of all Stockholders and the terms of all Equity Shares are subject to the provisions of the Articles of Incorporation and the Bylaws.

ARTICLE 9

LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES;

TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

SECTION 0.1    Limitation of Stockholder Liability.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company Property or the affairs of the Company by reason of his being a Stockholder. The Company shall include a clause in its contracts which provides that Stockholders shall not be personally liable for obligations entered into on behalf of the Company.

SECTION 0.2    Limitation of Liability and Indemnification.

(i)        ~~The Company shall indemnify and hold harmless a present or former Director, Advisor, or Affiliate (the “Indemnitee”) against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company. The Company shall not indemnify or hold harmless the Indemnitee if: (a) in the case that the Indemnitee is not an Independent Director, the loss or liability was the result of negligence or misconduct by the Indemnitee, or (b) in the case that the Indemnitee is an Independent Director, the loss or liability was the result of gross negligence or willful misconduct by the Indemnitee. Any indemnification of expenses or agreement to hold harmless may be paid only out of the Net Assets of the Company and no portion may be recoverable from the Stockholders~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of Directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or the Stockholders for money damages.

(ii)        ~~The Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.~~

~~(iii)         Notwithstanding anything to the contrary contained in the provisions of subsection (i) and (ii) above of this Section, the Company shall not indemnify or hold harmless an Indemnitee if it is established that: (a) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the Indemnitee actually received an improper personal benefit in money, property, or services, (c) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (d) in a proceeding by or in the right of the Company, the Indemnitee shall have been adjudged to be liable to the Company.~~To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a Director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Articles of Incorporation and the Bylaws shall vest immediately upon election of a Director or officer. The Company may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company. The indemnification and payment or reimbursement of expenses provided in the Articles of Incorporation or Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

(~~iv)         The Directors may take such action as is necessary to carry out this Section 9.2 and are expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such provisions. No amendment of these~~iii) Neither the amendment nor repeal of Sections 9.2(i) and/or 9.2(ii) hereof, nor the adoption or amendment of any other provision of the Articles of Incorporation or ~~repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder~~the Bylaws inconsistent with Sections 9.2(i) and/or 9.2(ii) hereof, shall apply to or affect in any respect the applicability of said sections with respect to ~~acts or omissions occurring~~any act or failure to act which occurred prior to such amendment ~~or~~, repeal or adoption.

SECTION 0.3      ~~Payment of Expenses.  The Company shall pay or reimburse reasonable legal expenses and other costs incurred by a Director, Advisor, or Affiliate in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company as authorized by Section 9.2 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined by a court with appropriate jurisdiction, after all periods to take an appeal have expired, that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the Maryland General Corporation Law.SECTION 9.4~~        Express Exculpatory Clauses In Instruments.    Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

SECTION 0.~~5~~4     Transactions with Affiliates.   ~~The~~Prior to Listing, the Company shall not engage in transactions with any Affiliates, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the person who is party to the transaction and:

(i)           The transaction is fair and reasonable to the Company and its Stockholders.

(ii)          The terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arms-length basis and known to the Directors.

(iii)         The total consideration is not in excess of the appraised value of the property being acquired, if an acquisition is involved.

(iv)         Payments to the Advisor, its Affiliates and the Directors for services rendered in a capacity other than that as Advisor or Director may only be made upon a determination that:

(a)        The compensation is not in excess of their compensation paid for any comparable services; and

(b)        The compensation is not greater than the charges for comparable services available from others who are competent and not Affiliated with any of the parties involved.

Transactions between the Company and its Affiliates are further subject to any express restrictions in ~~these~~the Articles of Incorporation (including Article IV and Section 7.7) or adopted by the Directors in the Bylaws or by resolution, and further subject to the disclosure and ratification requirements of MGCL Section 2-419 and other applicable law.

ARTICLE 10

AMENDMENT; REORGANIZATION; MERGER, ETC.

SECTION 0.1    Amendment.

~~(i)        These Articles of Incorporation may be amended, without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon, except that (a) no amendment may be made which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto; and (b) Section 10.2 hereof and this Section 10.1 shall not be amended (or any other provision of these Articles of Incorporation be amended or any provision of these Articles of Incorporation be added that would have the effect of amending such sections), without the affirmative vote of the holders of two-thirds (2/3) of the Equity Shares then outstanding and entitled to vote thereon.(ii) The Directors, by a two-thirds (2/3) vote, may amend provisions of these Articles of Incorporation from time to time as necessary to enable the Company to qualify as a real estate investment trust under the REIT Provisions of the Code. The Directors, by a majority vote, may amend these Articles of Incorporation to increase the number of authorized Equity Shares. In addition, the Directors may amend these Articles of Incorporation without the consent of the Stockholders to the fullest extent so provided by the MGCL. With the exception of the foregoing, the Directors may not amend these Articles of Incorporation.(iii)          An amendment to these Articles of Incorporation shall become effective as provided in Section 12.5.~~  The Company reserves the right from time to time to make any amendment to the Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Articles of Incorporation, of any Equity Shares. All rights and powers conferred by the Articles of Incorporation on Stockholders, Directors and officers are granted subject to this reservation. Notwithstanding anything to the contrary contained herein, a majority of the entire Board without the vote or consent of the Stockholders may at any time amend the Articles of Incorporation (i) to increase or decrease the number of aggregate Equity Shares of the Company or the number of Equity Shares of any class or series that the Company has the authority to issue, (ii) to change the name of the Company, or (iii) to change the name or other designation or the par value of any class or series of Equity Shares and the aggregate par value of the Equity Shares.

~~(iv)      These Articles of Incorporation may not be amended except as provided in this Section 10.1.~~

SECTION 0.2    ~~Reorganization.  Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company Property and to carry on the affairs of the Company, or (ii) merge the Company into, or sell, convey and transfer the Company Property to any such corporation, association, trust or organization in exchange for Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above terminate the Company and deliver such Securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Equity Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon.SECTION 10.3~~          Merger, Consolidation or Sale of Company Property.  Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power to (i) merge the Company with or into another entity, (ii) consolidate the

Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company~~, other than before the initial investment in Company Property~~; provided, however, that, except as otherwise permitted by law, such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon. ~~Any~~Prior to Listing, any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

~~In connection with any proposed Roll-Up Transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity that would be created or would survive after the successful completion of the Roll-Up Transaction, an appraisal of all Properties shall be obtained from an Independent Expert. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a)        accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b)       one of the following:~~

~~(1)         remaining Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(2)         receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~

~~The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(c)        which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 8.1, 8.2, 8.4, 8.5, 8.6, 8.7 and 9.1 of these Articles of Incorporation;~~

~~(d)        which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Equity Shares held by that investor;~~

~~(e)        in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 8.5 and 8.6 hereof; or~~

~~(f)        in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.~~

ARTICLE 11

DURATION OF COMPANY

~~SECTION 11.1~~    The Company ~~automatically will terminate and dissolve on~~, on or before December 31, 2015, will undertake ~~orderly liquidation and Sales~~to provide Stockholders with liquidity of their investment, either in whole or in part, including, without limitation, through (i) Listing, (ii) the commencement of an orderly Sale of the Company ~~Assets and will distribute any~~’s Assets, outside of the ordinary course of business and consistent with the Company’s objectives of qualifying as a REIT, and the distribution of the Net Sales Proceeds thereof to ~~Stockholders, unless Listing occurs, in which event~~the Stockholders or (iii) the merger of the Company with or into another entity in a transaction which provides the Stockholders with cash or securities of a publicly traded company. If Listing occurs, the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

~~SECTION 11.2    Dissolution of the Company by Stockholder Vote.  The Company may be terminated at any time, without the necessity for concurrence by the Board of Directors, by the vote or written consent of a majority of the outstanding Equity Shares.~~

~~ARTICLE 12~~

~~MISCELLANEOUS~~

~~SECTION 12.1    Governing Law. These Articles of Incorporation are executed by the undersigned Directors and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.~~

~~SECTION 12.2    Reliance by Third Parties. Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which these Articles of Incorporation may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Directors or Stockholders; (iv) a copy of the Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (v) an amendment to these Articles of Incorporation; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts which relate to the affairs of the Company. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Directors or by any duly authorized officer, employee or agent of the Company.~~

~~SECTION 12.3    Provisions in Conflict with Law or Regulations.~~

~~(i)           The provisions of these Articles of Incorporation are severable, and if the Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of these Articles of Incorporation, even without any amendment of these Articles of Incorporation pursuant to Section 10.1 hereof; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Articles of Incorporation or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.~~

~~(ii)         If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.~~

~~SECTION 12.4    Construction.  In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender~~

~~include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland, referred to herein as the “MGCL.”~~

~~SECTION 12.5    Recordation.  These Articles of Incorporation and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Directors deem appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.~~

THIRD:  There are five directors of the Company.  The names of the directors are:

James M. Seneff, Jr.

Thomas K. Sittema

Bruce Douglas

Adam J. Ford

Robert J. Woody

FOURTH:  The current address of the principal office of the Company is as set forth in Article I of the foregoing amendment and restatement of the charter of the Company.

FIFTH:  The name and address of the Company’s current resident agent is as set forth in Article I of the foregoing amendment and restatement of the charter of the Company.

SIXTH:  The amendment and restatement of the charter of the Company as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

SEVENTH:  The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the charter of the Corporation was one billion three hundred twenty million (1,320,000,000) shares, consisting of one billion (1,000,000,000) shares of common stock, par value $0.01 per share, two hundred million (200,000,000) shares of preferred stock, par value $0.01 per share, and one hundred twenty million (120,000,000) shares of excess stock, par value $0.01 per share. The aggregate par value of all shares of stock having par value was $13,200,000.

EIGHTH:  The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter of the Corporation is one billion two hundred million (1,200,000,000) shares, consisting of one billion (1,000,000,000) shares of common stock, par value $0.01 per share, and two hundred million (200,000,000) shares of preferred stock, par value $0.01 per share. The aggregate par value of all authorized shares of stock having par value is $12,000,000.

NINTH:    The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Company has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this              day of                     , 2013.

CNL LIFESTYLE PROPERTIES, INC.

By:
Name:	Stephen H. Mauldin
Title:	Chief Executive Officer and President

Attest:

By:
Name:	Holly J. Greer
Title:	Secretary

EXHIBIT B

~~COMPOSITE~~AMENDED AND RESTATED BYLAWS OF

CNL LIFESTYLE PROPERTIES, INC.

ARTICLE I

OFFICES

SECTION 1.  PRINCIPAL OFFICE.  The principal office of ~~the~~ CNL Lifestyle Properties, Inc., a Maryland corporation (the “Company”), shall be located at such place or places as the Board of Directors may designate in the State of Maryland.

SECTION 2.  ADDITIONAL OFFICES.  The Company may have additional offices at such places as the Board of Directors may from time to time determine or the business of the Company may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1.  PLACE.  All meetings of stockholders shall be held at the principal office of the Company or at such other place within the United States as shall be stated in the notice of the meeting.

SECTION 2.  ANNUAL MEETING.  An annual meeting of the stockholders for the election of Directors, as such term is defined below, and the transaction of any business within the powers of the Company shall be held upon reasonable notice and not less than thirty (30) days after delivery of the annual report.

SECTION 3.  SPECIAL MEETINGS.  Subject to the rights of the holders of any series of Preferred Shares (as such term is defined in the Company’s ~~Articles of Incorporation, as amended~~ charter (the “Articles of Incorporation”)) to elect additional Directors under specified circumstances, special meetings of the stockholders may be called by (i) the chairman of the Board of Directors; (ii) a majority of the Board of Directors; (iii) a majority of the Independent Directors (as such term is defined herein); or (iv) the secretary at the request in writing of stockholders holding outstanding Equity Shares (as such term is defined in the Articles of Incorporation) representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at any such special meeting, not less than 15 nor more than 60 days after such request is received. Written or printed notice of any special meeting called pursuant to subsection (iv) will be provided to all stockholders within ten (10) days after any such request is received, stating the purpose of the meeting and time and place of the meeting specified in the request, or if none is specified, a time and place convenient to the stockholders.

SECTION 4.  NOTICE.  Not less than fifteen (15) nor more than sixty (60) days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting, and to each stockholder not entitled to vote who is entitled to notice of the meeting, written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute or these Amended and Restated Bylaws (the “Bylaws”), the purpose for which the meeting is called, either by mail to the address of such stockholder as it appears on the records of the Company, or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Company, with postage thereon prepaid.

SECTION 5.  SCOPE OF NOTICE.  Any business of the Company may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

SECTION 6.  QUORUM.  At any meeting of stockholders, the presence in person or by proxy of stockholders holding 50% of the then outstanding shares shall constitute a quorum; but this section shall not affect any requirement under any statute, any other provision of these Bylaws, or the Articles of Incorporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, shall have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 7.  VOTING.  A majority of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a Director, notwithstanding the concurrence of the Board of Directors to such action. With respect to the election of Directors, “a majority of all the votes cast” shall mean that a nominee for Director receives the affirmative vote of a majority of the total votes cast for and against or affirmatively withheld as to such nominee. Each share may be voted for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Articles of Incorporation. Unless otherwise provided in the Articles of Incorporation, each Equity Share owned of record on the applicable record date shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. The Company’s Advisor (as such term is defined in the Articles of Incorporation), the Directors and any affiliates are prohibited from voting on or consenting to matters submitted to the stockholders regarding the removal of the Advisor, Directors or any affiliate or any transaction between the Company and any of them, nor will such shares be counted in determining a quorum or a majority in such circumstances.

SECTION 8.  PROXIES.  A stockholder may vote the Equity Shares owned of record by him, either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the Company before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

SECTION 9.  VOTING OF SHARES BY CERTAIN HOLDERS.  Equity Shares registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the chief executive officer or a vice president, a general partner, trustee or other fiduciary thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the board of directors of such corporation or other entity presents a certified copy of such bylaw or resolution, in which case such person may vote such shares. Any trustee or other fiduciary may vote shares registered in his name as such fiduciary, either in person or by proxy.

Equity Shares of the Company directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Company that any Equity Shares registered in the name of the stockholder are held for the account of a specific person other than the stockholder. The resolution shall set forth: the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the share transfer books, the time after the record date or closing of the share transfer books within which the certification must be received by the Company; and any other provisions with respect to the procedure which the Directors consider necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified shares in place of the stockholder who makes the certification.

SECTION 10.  INSPECTORS.  At any meeting of stockholders, the chairman of the meeting may, or upon the request of any stockholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of Equity Shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

SECTION 11.  REPORTS TO STOCKHOLDERS.

(a) Not later than 120 days after the close of each fiscal year of the Company, the Directors shall deliver or cause to be delivered a report of the business and operations of the Company during such fiscal year to the stockholders, containing (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Company’s Advisor and any affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any affiliate of the Advisor by third parties doing business with the Company; (iv) the Operating Expenses (as such term is defined in the Articles of Incorporation) of the Company, stated as a percentage of, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in Properties and loans secured by real estate before reserves for depreciation or bad debts or other similar non-cash reserves are subtracted, computed by taking the average of such values at the end of each month during such period as a percentage of the total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves, and excluding the gain from the sale of the Company’s assets; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its stockholders and the basis for such determination; (vi) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving the Company, Directors, Advisors and any Affiliate thereof occurring in the year for which the annual report is made; and (vii) Distributions, as such term is defined in the Company’s Articles of Incorporation, to the stockholders for the period, identifying the source of such Distributions, and if such information is not available at the time of the distribution, a written explanation of the relevant circumstances will accompany the Distributions (with the statement as to the source of Distributions to be sent to stockholders not later than 60 days after the end of the fiscal year in which the distribution was made) and such further information as the Board of Directors may determine is required pursuant to any law or regulation to which the Company is subject. A signed copy of the annual report and the accountant’s certificate shall be filed by the Directors with the State Department of Assessments and Taxation of Maryland, and with such other governmental agencies as may be required by law and as the Directors may deem appropriate. Such report shall be submitted at the annual meeting of stockholders and, within 20 days after such meeting, placed on file at the Company’s principal office.

SECTION 12.  NOMINATIONS AND STOCKHOLDER BUSINESS.

(a) Annual Meetings of Stockholders.

(1) With respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Company who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(a).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (ii) of paragraph (a)(1) of this Section 12, the stockholder must have given timely notice thereof in writing to the secretary of the Company. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

(3) Notwithstanding anything in the second sentence of Section 12(a)(2) to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board of Directors made by the Company at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected pursuant to the Company’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that Directors shall be elected at such special meeting, by any stockholder of the Company who is a stockholder of record at the time of giving of notice provided for in this Section 12(b), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(b). In the event the Company calls a special meeting of stockholders for the purpose of electing one or more Directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Company’s notice of meeting, if the stockholder’s notice complies with the requirements of Section 12(a)(2) and is delivered to the secretary at the principal executive offices of the Company not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Directors to be elected at such meeting.

(c) General.

(1) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as Directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance with this Section 12, to declare that such defective nomination or proposal be disregarded.

(2) For purposes of this Section 12, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3) Notwithstanding the foregoing provisions of this Section 12, a stockholder also shall comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. Nothing in this Section 12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

SECTION 13.  VOTING BY BALLOT.  Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

SECTION 14.  ~~NO STOCKHOLDER ACTION BY WRITTEN CONSENT.  Subject to the rights of the holders of any series of Preferred Shares to elect additional Directors under specific circumstances, any action required or permitted to be taken by the stockholders of the Company must be effected at an annual or special meeting of stockholders and may not be effected by any consent in writing by such stockholders.~~ CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Articles of Incorporation or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Company. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III

DIRECTORS

SECTION 1.  GENERAL POWERS; NUMBER; QUALIFICATIONS.  The business and affairs of the Company shall be managed under the direction of its Board of Directors (also referred to herein as “Director” or “Directors”). Notwithstanding the other requirements set forth herein and in the Articles of Incorporation, a Director shall be an individual at least 21 years of age who is not under legal disability. The number of Directors which shall constitute the whole board shall not be less than three nor more than fifteen. Within such limits, the actual number of directors which shall constitute the whole board shall be as fixed from time to time by resolution of the Board of Directors.

SECTION 2.  INDEPENDENT DIRECTORS; QUALIFICATIONS.  A majorityof Directors of the Company shall be Independent Directors. To qualify as an independent director, an individual must not be and within the last two years has not been directly or indirectly associated with the Advisor by virtue of (i) ownership of an interest in the Advisor or its Affiliates, (ii) employment by the Advisor or its Affiliates, (iii) service as an officer or director of the Advisor or its Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Advisor or any of its Affiliates. A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor and Affiliates exceeds five percent (5%) of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis. An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law is or has been associated with the Advisor, any of its Affiliates, or the Company.

SECTION 3.  REGULAR MEETINGS.  A meeting of the Directors shall be held quarterly in person or by telephone. The Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Directors without other notice than such resolution.

SECTION 4.  SPECIAL MEETINGS.  Special meetings of Directors may be called by or at the request of the chief executive officer or by a majority of the Directors then in office. The person or persons authorized to call special meetings of the Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Directors called by them.

SECTION 5.  NOTICE.  Notice of any annual, regular or special meeting shall be given by written notice delivered personally, transmitted by facsimile, telegraphed or mailed to each Director at his business or residence address. Personally delivered, facsimile transmitted or telegraphed notices shall be given at least two days prior to the meeting. Notice by facsimile or telegraph shall be promptly followed by mailed notice. Notice by mail shall be given at least five days prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to be given when the telegram is delivered to the telegraph company. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

SECTION 6.  QUORUM.  A whole number of Directors equal to at least a majority of the whole Board of Directors, including a majority of Independent Directors, shall constitute a quorum for transaction of business at any meeting of the Directors; provided, that if less than a quorum are present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice; and provided further, that if, pursuant to the Articles of Incorporation or these Bylaws, the vote of a majority of a particular group of Directors is required for action, a quorum must also include a majority of such group.

The Directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum.

SECTION 7.  VOTING.  The action of the majority of the Directors present at a meeting at which a quorum is present shall be the action of the Directors, unless the concurrence of a particular group of Directors or of a greater proportion is required for such action by applicable statute, the Articles of Incorporation or these Bylaws.

SECTION 8.  TELEPHONE MEETINGS.  Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

SECTION 9.  INFORMAL ACTION BY DIRECTORS.  Any action required or permitted to be taken at any meeting of the Directors may be taken without a meeting, if a consent in writing to such action is signed by each Director and such written consent is filed with the minutes of proceedings of the Directors.

SECTION 10.  VACANCIES.  If for any reason any or all the Directors cease to be Directors, such event shall not terminate the Company or affect these Bylaws or the powers of the remaining Directors hereunder (even if fewer than three Directors remain). Any vacancy created by an increase in the number of Directors shall be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the entire Board of Directors, although that majority is less than a quorum. Any other vacancy shall be filled at any ~~annual~~regular meeting or at any special meeting of the ~~stockholders~~Directors called for that purpose, by a majority of the ~~Common Shares outstanding and entitled to vote~~remaining Directors, whether or not sufficient to constitute a quorum. Any individual so elected as Director shall hold office for the unexpired term of the Director he is replacing. In the event of a vacancy among the Independent Directors, the remaining Independent Directors shall nominate replacements for such position.

SECTION 11.  COMPENSATION.  Each Director is entitled to receive $45,000 annually for serving on the Board of Directors, as well as fees of $2,000 per meeting of the Board of Directors attended ($2,000 for each telephonic meeting of the Board of Directors in which the Director participates). Each Director is entitled to receive $2,000 per Audit Committee meeting attended or participated in telephonically. In addition to the fee for each Audit Committee meeting, the chairman of the Audit Committee shall receive an annual retainer of $10,000 and shall be entitled to receive a fee of $2,000 per meeting attended or telephonic meeting in which such Chairman participates with the Company’s independent accountants as a representative of the Audit Committee. In addition, each Director is entitled to receive $2,000 (or 2,000, in the case of the chairman of any committee) per meeting of any other committee of the Board of Directors attended or telephonic meeting of any such committee in which the Director participates. Directors that are members of a special committee are entitled to receive fees of $2,000 per day for service as representatives of such special committee in lieu of the above compensation (to the extent that such Directors devote in excess of three hours on such day to matters relating to such special committee). The Company will not pay any compensation to the officers and Directors of the Company who also serve as officers and directors of the Advisor (as such term is defined in the Articles of Incorporation). No additional compensation shall be paid for attending the annual stockholders meeting.

SECTION 12.  ELECTION AND REMOVAL OF DIRECTORS; TERM.  The stockholders may, at any time, remove any Director in the manner provided in the Articles of Incorporation. The term of service for a Director is one (1) year, without limit on successive terms.

SECTION 13.  LOSS OF DEPOSITS.  No Director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with which moneys or shares have been deposited.

SECTION 14.  SURETY BONDS.  Unless required by law, no Director shall be obligated to give any bond or surety or other security for the performance of any of his duties.

SECTION 15.  RELIANCE.  Each Director, officer, employee and agent of the Company shall, in the performance of his duties with respect to the Company, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel or upon reports made to the Company by any of its officers or employees or by the advisers, accountants, appraisers or other experts or consultants selected by the Directors or officers of the Company, regardless of whether such counsel or expert may also be a Director.

SECTION 16.  CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.  The Directors shall have no responsibility to devote their full time to the affairs of the Company. Any Director, officer, employee or agent of the Company, in his personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Company, subject to the adoption of any policies relating to such interests and activities adopted by the Directors and applicable law.

ARTICLE IV

COMMITTEES

SECTION 1.  NUMBER, TENURE AND QUALIFICATIONS.  The Directors may, by resolution or resolutions passed by a majority of the whole Board, appoint from among its members an Audit Committee and other committees, composed of two or more Directors to serve at the pleasure of the Directors. At such time, if any, as the Shares become listed on a national securities exchange or quoted on the National Market System of the Nasdaq Stock Market, the Company will form a Compensation Committee. At least a majority of the members of each committee of the Company’s Board of Directors, or if a committee numbers two or less, both directors, must be Independent Directors.

SECTION 2.  POWERS.  The Directors may delegate to committees appointed under Section 1 of this Article IV any of the powers of the Board of Directors; provided, however, that the Directors may not delegate to any committee the power to declare dividends or other Distributions, elect Directors, issue Equity Shares in the Company other than as provided in the next sentence, recommend to the stockholders any action which requires stockholder approval, amend the Bylaws or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has given general authorization for the issuance of Equity Shares in the Company to a committee of the Board, in accordance with a general formula or method specified by the Board by resolution or by adoption of an option or other plan, such committee may fix the terms of the Equity Shares subject to classification or reclassification and the terms on which the shares may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors.

SECTION 3.  COMMITTEE PROCEDURES.  Each committee may fix rules of procedure for its business. A majority of the members of a committee shall constitute a quorum for the transaction of business and the action of a majority of those present at a meeting at which a quorum is present shall be action of the committee. In the absence of any member of any committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Director to act in the place of such absent member, subject to the requirements of Section 1 of this Article IV. Any action required or permitted to be taken at a meeting of a committee may be taken without a meeting, if a unanimous written consent which sets forth the action to be taken is signed by each member of the committee and filed with the minutes of the proceedings of such committee. The members of a committee may conduct any meeting thereof by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by such means shall constitute presence in person at the meeting.

ARTICLE V

OFFICERS

SECTION 1.  GENERAL PROVISIONS.  The officers of the Company may consist of a chairman of the board, a chief executive officer, a president, a chief operating officer, one or more vice presidents, a chief financial officer and treasurer, a secretary, and one or more assistant secretaries, as determined by the Directors. In addition, the Directors may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Company shall be elected annually by the Directors at the first meeting of the Directors held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal in the manner hereinafter provided. Any two or more offices except (i) chief executive officer and vice president, or (ii) president and vice president, may be held by the same person, although any person holding more than one office in the Company may not act in more than one capacity to execute, acknowledge or verify an instrument required by law to be executed, acknowledged or verified by more than one officer. In their discretion, the Directors may leave unfilled any office except that of the chief executive officer, the president, the treasurer and the secretary. Election of an officer or agent shall not of itself create contract rights between the Company and such officer or agent.

SECTION 2.  REMOVAL AND RESIGNATION.  Any officer or agent of the Company may be removed by a majority of the members of the whole Board of Directors, with or without cause, if in their judgment the best interests of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Company may resign at any time by giving written notice of his resignation to the Directors, the chairman of the board, the chief executive officer or the secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

SECTION 3.  VACANCIES.  A vacancy in any office may be filled by the Directors for the balance of the term.

SECTION 4.  CHAIRMAN OF THE BOARD.  The chairman of the board shall preside over the meetings of the Directors and of the stockholders at which he or she shall be present. The chairman of the board shall perform such other duties as may be assigned to him or her by the Directors. Except where by law the signature of the chief executive officer or the president is required, the chairman of the board shall possess the same power as the chief executive officer or the president to sign deeds, mortgages, bonds, contracts or other instruments.

SECTION 5.  CHIEF EXECUTIVE OFFICER.  The Directors may designate a chief executive officer from among the elected officers. In the absence of such designation, the president shall be the chief executive officer of the Company. The chief executive officer shall in general supervise the management of the business affairs of the Company and the implementation of the policies of the Company, as determined by the Directors. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Directors or by these Bylaws to some other officer or agent of the Company or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Directors from time to time.

SECTION 6.  PRESIDENT.  The president, subject to the control of the Board of Directors and with the chief executive officer, shall in general supervise and control all of the business and affairs of the Company. He or she shall, when present and in the absence of the chairman of the board and the chief executive officer, preside at all meetings of the stockholders and the Board of Directors. He or she may sign (i) with the secretary or the chief financial officer and treasurer, certificates for shares of the Company, and (ii) with the secretary or any other proper officer of the Company authorized by the Board of Directors, deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer of agent of the Company, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the chief executive officer or the Directors from time to time.

SECTION 7.  CHIEF OPERATING OFFICER.  The chief operating officer, under the direction of the chief executive officer, shall have general management authority and responsibility for the day-to-day implementation of the policies of the Company. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Directors or by these Bylaws to some other officer or agent of the Company or shall be required by law to be otherwise executed, and in general shall perform all duties incident to the office of chief operating officer and such other duties as may be prescribed by the Directors from time to time.

SECTION 8.  VICE PRESIDENTS.  In the absence of the chief executive officer, the president, the chief operating officer or in the event of a vacancy in all such offices, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the chief executive officer or the president and when so acting shall have all the powers of and be subject to all the restrictions upon the chief executive officer and the president; and shall perform such other duties as from time to time may be assigned to him or her by the chief executive officer, by the president, by the chief operating officer or by the Directors. The Directors may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.

SECTION 9.  SECRETARY.  The secretary shall: (i) keep the minutes of the proceedings of the stockholders, the Directors and committees of the Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of the Articles of Incorporation, these Bylaws or as required by law; (iii) be custodian of the trust records and of the seal (if any) of the Company; (iv) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (v) have general charge of the share transfer books of the Company; and (vi) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, by the president, by the chief operating officer or by the Directors.

SECTION 10.  CHIEF FINANCIAL OFFICER AND TREASURER.  The chief financial officer and treasurer shall have the custody of the funds and securities of the Company and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Directors. The chief financial officer shall disburse the funds of the Company as may be ordered by the Directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer and Directors, at their regular meetings of the Directors or whenever they may require it, an account of all his or her transactions as chief financial officer and of the financial condition of the Company.

If required by the Directors, he or she shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Directors for the faithful performance of the duties of his or her office and for the restoration to the Company, in case of his or her death, resignation, retirement or removal from office, all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Company.

SECTION 11.  ASSISTANT SECRETARIES.  The assistant secretaries, in general, shall perform such duties as shall be assigned to them by the secretary, or by the chief executive officer, the president, or the Directors.

SECTION 12.  SALARIES.  The salaries of the officers shall be fixed from time to time by the Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director.

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 1.  CONTRACTS.  The Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Company and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the Directors or by an authorized person shall be deemed valid and binding upon the Directors and upon the Company when so authorized or ratified by action of the Directors.

SECTION 2.  CHECKS AND DRAFTS.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Company shall be signed by such officer or officers, agent or agents of the Company and in such manner as shall from time to time be determined by the Directors.

SECTION 3.  DEPOSITS.  All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Directors may designate.

ARTICLE VII

EQUITY SHARES

SECTION 1. CERTIFICATES.  The Company will not issue share certificates. A stockholder’s investment will be recorded on the books of the Company. A stockholder wishing to transfer his or her Shares will be required to send only an executed form to the Company, and the Company will provide the required form upon a stockholder’s request. The executed form and any other required documentation must be received by the Company on or before the 15th of the month for a transfer to be effective the following month.

SECTION 2. TRANSFERS.  Transfers of Equity Shares shall be effective, and the transferee of the Equity Shares will be recognized as a holder of such Shares as of the first day of the following month on which the Company receives properly executed documentation. Stockholders who are residents of New York may not transfer fewer than 250 shares at any time.

The Company shall be entitled to treat the holder of record of any Equity Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

SECTION 3. NOTICE OF ISSUANCE OR TRANSFER.  Upon issuance or transfer of Equity Shares, the Company shall send the stockholder a written statement that complies with the requirements of Section 7.6(xii) of Articles of Incorporation and reflects such investment or transfer. In addition such written statement shall set forth (i) the name of the Company; (ii) the name of the stockholder or other person to whom it is issued or transferred; (iii) the class of shares and number of shares purchased; (iv) the designations and any preferences, conversions and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption of the shares of each class which the Company is authorized to issue; (v) the differences in the relative rights and preferences between the shares of each series of shares to the extent they have been set; (vi) the authority of the Board of Directors to set the relative rights and preferences; (vii) the restrictions on transferability of the shares sold or transferred (without affecting Section 8-204 of the Commercial Law Article of the Annotated Code of Maryland ~~General Corporation Law (the “MGCL”~~); and (viii) any other information required by law. The Company, alternatively, may furnish notice that a full statement of the information contained in the foregoing subsections (i) through (viii) and otherwise complying with Section 7.6(xii) of the Articles of Incorporation will be provided to any stockholder upon request and without charge.

SECTION 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.  The Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any Distribution or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall not be more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders is to be held or taken.

In the context of fixing a record date, the Directors may provide that the share transfer books shall be closed for a stated period but not longer than 20 days. If the share transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed at least ten days before the date of such meeting.

If no record date is fixed and the share transfer books are not closed for the determination of stockholders, (i) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the date on which notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting, and (ii) the record date for the determination of stockholders entitled to receive payment of a Distribution or an allotment of any other rights shall be the close of business on the day on which the resolution of the Directors declaring the Distribution or allotment of rights is adopted, but the payment or allotment of rights may not be made more than 60 days after the date on which the resolution is adopted.

When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section 4, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired.

SECTION 5. SHARE LEDGER.  The Company shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger, in written form or in any other form which can be converted within a reasonable time into written form for visual inspection, containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

SECTION 6. FRACTIONAL SHARES; ISSUANCE OF UNITS.  Directors may issue fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Articles of Incorporation or these Bylaws, the Directors may issue units consisting of different securities of the Company. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Company, except that the Directors may provide that for a specified period securities of the Company issued in such unit may be transferred on the books of the Company only in such unit.

Before issuance of any shares classified or reclassified or otherwise issued in a unit, the Board of Directors will file articles supplementary with the ~~Maryland~~ State Department of Assessments and Taxation of Maryland that describe such shares, including (a) the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption, as set or changed by the Board of Directors; and (b) a statement that the shares have been classified or reclassified by the Board of Directors pursuant to its authority under the ~~Company’s charter~~Articles of Incorporation. The articles supplementary will be executed in the manner provided by ~~Title 7 of the Maryland General Corporation Law (the “~~the MGCL~~”)~~.

ARTICLE VIII

ACCOUNTING YEAR

The Directors shall have the power, from time to time, to fix the fiscal year of the Company by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

SECTION 1. DECLARATION.  Distributions upon the Equity Shares of the Company may be declared by the Directors, subject to the provisions of law and the Articles of Incorporation. Distributions may be paid in cash or other property of the Company, subject to the provisions of law and the Articles of Incorporation.

SECTION 2. CONTINGENCIES.  Before payment of any Distributions, there may be set aside out of any funds of the Company available for Distributions such sum or sums as the Directors may from time to time, in their absolute discretion, think proper as a reserve fund for the contingencies, for equalizing Distributions, for repairing or maintaining any property of the Company or for such other purpose as the Directors shall determine to be in the best interest of the Company, and the Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

INVESTMENT POLICY

Subject to the provisions of the Articles of Incorporation, the Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Company as they shall deem appropriate in their sole discretion. In addition, the Independent Directors shall review the Company’s investment policies at least annually to determine that the policies are in the best interests of the stockholders. The determination will be set forth in the minutes of the Board of Directors along with the basis for such determination.

ARTICLE XI

SEAL

SECTION 1. SEAL.  The Directors may authorize the adoption of a seal by the Company. The seal shall have inscribed thereon the name of the Company and the year of its organization. The Directors may authorize one or more duplicate seals and provide for the custody thereof.

SECTION 2. AFFIXING SEAL.  Whenever the Company is required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Company.

ARTICLE XII

WAIVER OF NOTICE

Whenever any notice is required to be given pursuant to the Articles of Incorporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE XIII

AMENDMENT OF BYLAWS

SECTION 1. AMENDMENTS.  ~~These~~Until Listing (as defined in the Articles of Incorporation), these Bylaws may be amended or repealed by either the affirmative vote of a majority of all Equity Shares outstanding and entitled to vote generally in the election of Directors, voting as a single group, or by an affirmative vote of a majority of the Directors ~~(including a majority of the Independent Directors)~~, provided that such amendments are not inconsistent with the Articles of Incorporation, and further provided that the Directors may not amend these Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders. After Listing, the Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

SECTION 2. LOCATION OF BYLAWS.  The original or a certified copy of these Bylaws, including any amendments thereto, shall be kept at the Company’s principal office, as determined pursuant to Article I, Section 1 of these Bylaws.

ANNEX 1

2013 FORM OF PROXY

CNL Lifestyle Properties, Inc. (Logo)

450 South Orange Avenue

Orlando, FL 32801

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the touch-tone prompts to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the touch-tone prompts.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

Sign up today to receive next year's annual report and proxy materials via the Internet rather than by mail. Additional mailings, such as distribution statements and tax forms, are also available electronically. To sign up to receive these mailings electronically, or to review or change your current delivery preferences, visit our website at www.CNLLifestyleREIT.com/gopaperless.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CNL LIFESTYLE PROPERTIES, INC.

2013 ANNUAL MEETING OF STOCKHOLDERS

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE “FOR ALL” OR FOR" THE FOLLOWING PROPOSALS:

1.	Approval of the election of five (5) directors, each for a term expiring at the 2014 annual meeting of stockholders and until his successor is duly elected and qualifies.

Nominees

01) James M. Seneff, Jr.

02) Thomas K. Sittema

03) Bruce Douglas

04) Adam Ford

05) Robert J. Woody

For All ☐	Withhold All ☐	For All Except ☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

2.	Approval of the amendment and restatement of the Company’s charter.

2-A Approval of amendments to the charter requiring a majority vote.

For ☐	Against ☐	Abstain ☐

2-B Approval of amendments to the charter requiring a two-thirds vote.

For ☐	Against ☐	Abstain ☐

3.	Approval of the amendment and restatement of the Company’s bylaws.

For ☐	Against ☐	Abstain ☐

4.	Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013.

For ☐	Against ☐	Abstain ☐

5.	Transaction of such other business as may properly come before the 2013 Annual Meeting or any adjournment or postponement thereof.

For ☐	Against ☐	Abstain ☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying proxy statement and notice of the 2013 Annual Meeting and our 2012 Annual Report to Shareholders with respect to our 2012 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the 2013 Annual Meeting. This proxy may be revoked at any time before it is exercised.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

For address changes and/or comments, please check this box and write them on the back where indicated.

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX] Date                  Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and the 2013 Annual Report to Shareholders are available at:

www.proxyvote.com

PROXY

CNL LIFESTYLE PROPERTIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James M. Seneff, Jr. and Thomas K. Sittema, each of them as proxies with full power of substitution in each to attend, to cast on behalf of the undersigned all votes the undersigned is entitled to cast as such meeting, including with respect to the 2013 Annual Meeting of Stockholders of CNL Lifestyle Properties, Inc. to be held on June 27, 2013 at 10:30 a.m., Eastern Time, and any adjournment or postponement thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present all matters set forth in the Notice of 2013 Annual Meeting of Stockholders and Proxy Statement dated April 29, 2013, a copy of which has been received by the undersigned.

The votes entitled to be case by the undersigned will be cast as directed. If the Proxy is executed,

but no direction is given, the votes entitled to be cast by the undersigned will be cast “FOR ALL” or “FOR” the proposals stated.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

ANNEX 2
VOTING REMINDER FLYER
Please Vote!
YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE YOUR PROXY PROMPTLY. Reduce corporate expenses by authorizing your proxy by Internet at www.proxyvote.com.

☑

Read the Enclosed Materials…

Enclosed is the following information for the CNL Lifestyle Properties, Inc. 2013 Annual Meeting of Stockholders:

—    2012 Annual Report to Shareholders

—    Proxy Statement that describes the proposals to be voted upon

—    Proxy card for each registration*

*You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

☑	Vote by Internet… Visit www.proxyvote.com and follow the online instructions to authorize your proxy. Your control number is located on the proxy card.
☑	… Or Complete the Proxy Card and Return by Mail… On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.
☑

…Or Vote by Telephone

Call (800) 690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card.

If you authorize your proxy by Internet or by phone, please DO NOT mail back the proxy card.

☑	For Assistance… If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc., at (866) 776-7430.

Thank you!

We appreciate your participation and support. Again, please be sure to authorize your proxy.

Your vote is important!